                KEMPER
                STATE TAX-FREE
                INCOME SERIES

                ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED AUGUST 31, 1996 FLORIDA TAX-FREE
         INCOME FUND

         NEW JERSEY TAX-FREE
         INCOME FUND

         NEW YORK TAX-FREE
         INCOME FUND

         PENNSYLVANIA TAX-FREE
         INCOME FUND
                    " . . .    Our primary course of action
                    was to shorten the durations of the funds as it became apparent that rates were on the rise . . ."

                                          KEMPER LOGO

 KEMPER STATE TAX-FREE INCOME FUNDS TOTAL RETURNS

For the year ended August 31, 1996 (unadjusted for sales charge)

 FLORIDA

                                      LOGO

 NEW JERSEY

                                      LOGO
 NEW YORK

                                      LOGO

 PENNSYLVANIA

                                      LOGO

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.
 NET ASSET VALUE

 FLORIDA

                                 AS OF     AS OF
                                8/31/96   8/31/95
    ----------------------------------------
KEMPER FLORIDA TAX-FREE INCOME
FUND CLASS A                    $10.21    $10.27
-------------------------------------------------
KEMPER FLORIDA TAX-FREE INCOME
FUND CLASS B                    $10.19    $10.26
-------------------------------------------------
KEMPER FLORIDA TAX-FREE INCOME
FUND CLASS C                    $10.20    $10.26
-------------------------------------------------

 NEW JERSEY

                                 AS OF     AS OF
                                8/31/96   8/31/95
    ----------------------------------------
KEMPER NEW JERSEY TAX-FREE
INCOME FUND CLASS A              $9.85     $9.75
-------------------------------------------------
KEMPER NEW JERSEY TAX-FREE
INCOME FUND CLASS B              $9.88     $9.77
-------------------------------------------------
KEMPER NEW JERSEY TAX-FREE
INCOME FUND CLASS C              $9.88     $9.77
-------------------------------------------------

 NEW YORK

                                 AS OF     AS OF
                                8/31/96   8/31/95
    ----------------------------------------
KEMPER NEW YORK TAX-FREE INCOME
FUND CLASS A                    $10.66    $10.80
-------------------------------------------------
KEMPER NEW YORK TAX-FREE INCOME
FUND CLASS B                    $10.66    $10.80
-------------------------------------------------
KEMPER NEW YORK TAX-FREE INCOME
FUND CLASS C                    $10.65    $10.79
-------------------------------------------------

 PENNSYLVANIA

                                 AS OF     AS OF
                                8/31/96   8/31/95
    ----------------------------------------
KEMPER PENNSYLVANIA TAX-FREE
INCOME FUND CLASS A              $9.95     $9.81
-------------------------------------------------
KEMPER PENNSYLVANIA TAX-FREE
INCOME FUND CLASS B              $9.95     $9.80
-------------------------------------------------
KEMPER PENNSYLVANIA TAX-FREE
INCOME FUND CLASS C              $9.95     $9.81
-------------------------------------------------

                                                                   CONTENTS

                                                                              3
                                                              Economic Overview
                                                                AT A GLANCE
                                                                              6
                                                             Performance Update
                                                                              8
                                                                  Terms to Know
                                                                             10
                                                           Portfolio Statistics
                                                                             11
                                                                   Portfolio of
                                                                    Investments
                                                                             26
                                                                      Report of
                                                           Independent Auditors
                                                                             27
                                                           Financial Statements
                                                                             30
                                                                       Notes to
                                                           Financial Statements
                                                                             36
                                                           Financial Highlights

 KEMPER TAX-FREE INCOME FUND LIPPER RANKINGS*

Compared to all other funds in their respective Lipper categories

 FLORIDA

                  CLASS A    CLASS B    CLASS C
      ------------------------------------
1-YEAR              #14 OF     #50 OF     #47 OF
                  79 FUNDS   79 FUNDS   79 FUNDS
------------------------------------------------
5-YEAR            #2 OF 16        N/A        N/A
                     FUNDS
------------------------------------------------

 NEW JERSEY

                  CLASS A    CLASS B    CLASS C
      ------------------------------------
1-YEAR               #6 OF     #22 OF     #16 OF
                  53 FUNDS   53 FUNDS   53 FUNDS
------------------------------------------------

 NEW YORK

                  CLASS A    CLASS B    CLASS C
      ------------------------------------
1-YEAR              #18 OF     #56 OF     #55 OF
                  98 FUNDS   98 FUNDS   98 FUNDS
------------------------------------------------
5-YEAR              #11 OF        N/A        N/A
                  43 FUNDS
------------------------------------------------
10-YEAR              #3 OF        N/A        N/A
                  18 FUNDS
------------------------------------------------

 PENNSYLVANIA

                  CLASS A    CLASS B    CLASS C
      ------------------------------------
1-YEAR               #4 OF     #19 OF     #23 OF
                  65 FUNDS   65 FUNDS   65 FUNDS
------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance. The funds are compared to their respective Lipper categories as follows: Florida Municipal Debt, New Jersey Municipal Debt, New York Municipal Debt and Pennsylvania Municipal Debt.

 DIVIDEND REVIEW
The following tables show per share dividend and yield information for the funds as of August 31, 1996.

 FLORIDA

                                         A SHARES   B SHARES   C SHARES
       --------------------------------------------------------
ONE-YEAR INCOME:                         $0.5161    $0.4283    $0.4312
-----------------------------------------------------------------------
AUGUST DIVIDEND:                         $0.0420    $0.0336    $0.0348
-----------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE+:             4.94%      3.96%      4.09%
-----------------------------------------------------------------------
SEC YIELD+:                                4.73%      4.10%      4.18%
-----------------------------------------------------------------------
TAX EQUIVALENT YIELD+:                     7.52%      6.52%      6.65%
BASED ON A MARGINAL TAX RATE OF 37.1% (COMBINED FLORIDA STATE AND
FEDERAL INCOME TAX RATE)
-----------------------------------------------------------------------

 NEW JERSEY

                                         A SHARES   B SHARES   C SHARES
       --------------------------------------------------------
ONE-YEAR INCOME:                         $0.4314    $0.3559    $0.3642
-----------------------------------------------------------------------
AUGUST DIVIDEND:                         $0.0307    $0.0241    $0.0302
-----------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE+:             3.74%      2.93%      3.67%
-----------------------------------------------------------------------
SEC YIELD+:
(AFTER EXPENSE WAIVER)                     4.04%      3.37%      3.57%
-----------------------------------------------------------------------
SEC YIELD+:
(BEFORE EXPENSE WAIVER)                    3.98%      3.31%      3.51%
-----------------------------------------------------------------------
TAX EQUIVALENT YIELD+:                     6.84%      5.70%      6.04%
BASED ON A MARGINAL TAX RATE OF 40.9% (COMBINED NEW JERSEY STATE AND
FEDERAL INCOME TAX RATE)
-----------------------------------------------------------------------

 NEW YORK

                                     A SHARES     B SHARES     C SHARES
       --------------------------------------------------------
ONE-YEAR INCOME:                     $0.5585      $0.4650      $0.4657
-----------------------------------------------------------------------
AUGUST DIVIDEND:                     $0.0455      $0.0376      $0.0377
-----------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE+:         5.12%        4.23%        4.25%
-----------------------------------------------------------------------
SEC YIELD+:                            4.68%        4.01%        4.04%
-----------------------------------------------------------------------
TAX EQUIVALENT YIELD+:                 8.40%        7.20%        7.25%
BASED ON A MARGINAL TAX RATE OF 44.3% (COMBINED NEW YORK STATE, NEW
YORK CITY AND FEDERAL INCOME TAX RATE)
-----------------------------------------------------------------------

 PENNSYLVANIA

                                     A SHARES     B SHARES     C SHARES
       --------------------------------------------------------
ONE-YEAR INCOME:                     $0.4446      $0.3650      $0.3663
-----------------------------------------------------------------------
AUGUST DIVIDEND:                     $0.0321      $0.0258      $0.0258
-----------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE+:         3.87%        3.11%        3.11%
-----------------------------------------------------------------------
SEC YIELD+:
(AFTER EXPENSE WAIVER)                 4.10%        3.49%        3.52%
-----------------------------------------------------------------------
SEC YIELD+:
(BEFORE EXPENSE WAIVER)                4.04%        3.43%        3.46%
-----------------------------------------------------------------------
TAX EQUIVALENT YIELD+:                 6.71%        5.71%        5.76%
BASED ON A MARGINAL TAX RATE OF 38.9% (COMBINED PENNSYLVANIA STATE AND
FEDERAL INCOME TAX RATE)
-----------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 1996. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 1996 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the fund's yield and the applicable federal and state marginal tax rate. Income may be subject to state and local taxes and, for some investors, a portion may be subject to the alternative minimum tax.

                                                                AT A GLANCE

ECONOMIC OVERVIEW

[STEPHEN B. TIMBERS PH0T0]

Stephen B. Timbers is president, chief investment and executive officer of Zurich Kemper Investments, Inc. (ZKI). ZKI and its affiliates manage approximately $79 billion in assets, including $45 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDER,

Concerns about rising interest rates, the possibility of higher price inflation and Federal Reserve tightening of credit continue to contribute to considerable market volatility. But while the professional traders tend to debate over every economic release, individuals who invest in mutual funds for the long term have been wise to stay the course. Indeed, several recent economic measures are quite reassuring and argue in favor of a continued healthy economy with low inflation.

        The economy expanded at a 4.2% annual rate in the second quarter, the fastest pace since the second quarter of 1994. This robust growth is welcome in general but has tended to roil markets, which fear strong growth will lead to overheating and inflationary pressures. So far, however, such fears have been largely unwarranted. With the exception of food prices, whose increases were weather-related, there have been no significant signs of inflationary pressures. As it has so often recently, the economy is in the process of slowing itself down. While the Federal Reserve Board stands by ready to attempt to moderate economic growth with either interest rate cuts or

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]



                          NOW (9/30/96)  6 MONTHS AGO  1 YEAR AGO  2 YEARS AGO
--------------------------------------------------------------------------------
10-year Teasury rate(1)       6.83           6.51          6.04       7.74
Prime rate(2)                 8.25           8.25          8.75       7.75
Inflation rate(3)                3           2.9           2.81       2.61
The U.S. dollar(4)            3.32           8.94         -1.05      -5.28
Capital goods orders(5)       6.12           3.98         13.61      15.74
Industrial production(5)      3.5            2.56          1.92       6.77
Employment growth(6)          2.01           1.76          2.16       3.3




(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)     The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)     These influence corporate profits and equity performance.

(6)     An influence on family income and retail sales.

*  Data as of August 31, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

ECONOMIC OVERVIEW

increases, such intervention can run the risk of going too far in one direction. It appears that our economy today is self-regulating.

  Based on these snapshots of the economy, then, we look for a relatively calmer remainder of the year. Our forecast calls for growth to slow down in the fourth quarter, to result in an advance of about 2.5% for the entire year. Assuming that bond and stock market investors concur that there is no chance of an overheating economy or significantly rising interest rates, the markets should relax, as well.

  Our market forecast 10 months into the year is not much different from what we forecasted in January. The bond market, which is climbing back from a decline this year, may produce a 5% total return in 1996. The stock market, after the correction is completed, may advance 10% to 15% for the year. Naturally, future market conditions cannot be predicted with assurance.

  In addition, we are projecting that long-term (30-year) interest rates will hover in the 6.5% to 7.0% range. Short-term interest rates may drop below their current levels. Finally, we would be surprised if the Federal Reserve Board moved to adjust interest rates more than 25 basis points either way for the remainder of the year.

  Given the economic environment, we do not look for an upset in the upcoming presidential election. Much more interesting will be which party wins the most congressional seats. If the Democrats regain control of Congress, a bond market sell-off could occur.

  While U.S. markets are expected to provide modest returns, we continue to advocate the benefits of diversification into alternate markets. Many overseas markets are forecasted to grow at a rate well above our 2.5% growth expectation for the U.S., and there are many equity and fixed-income opportunities abroad. The value of the U.S. dollar, always a concern to international investors, will probably not strengthen much against other currencies for the foreseeable future.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

October 15, 1996

PERFORMANCE UPDATE

[CHRIS MIER PHOTO]

CHRIS MIER JOINED ZURICH KEMPER INVESTMENTS, INC. IN 1986 AND IS NOW SENIOR VICE PRESIDENT. HE IS ALSO A VICE PRESIDENT AND PORTFOLIO MANAGER OF THE KEMPER STATE TAX-FREE INCOME SERIES. MIER RECEIVED A B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND AN M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

FOR THE YEAR ENDED AUGUST 31, 1996, A PERIOD OF SHIFTING INTEREST RATES AND POLITICAL RHETORIC, KEMPER STATE TAX-FREE INCOME SERIES FUNDS WERE ABLE TO OUTPERFORM THEIR RESPECTIVE LIPPER CATEGORY AVERAGES (CLASS A SHARES, UNADJUSTED FOR SALES CHARGE). PORTFOLIO MANAGER CHRIS MIER EXPLAINS HOW THE STRUCTURE OF THE PORTFOLIO WAS USED TO BUOY PERFORMANCE DURING A RELATIVELY DIFFICULT PERIOD FOR MUNICIPAL BONDS.


Q. DURING THE LAST YEAR, MUNICIPAL BOND YIELDS HAVE FLUCTUATED QUITE A BIT. WHAT WAS BEHIND THE STEADY DECLINE IN YIELDS AND THEN THEIR SHARP RISE?


A. Expectations of slow economic growth pushed rates lower during the first four months of the period. Conversely, signs of a resurgence in economic growth pulled rates back up in 1996. Here's what occurred during the fiscal year, September 1995 through August 1996.

        During the first four months of the period, there was optimism that a federal budget resolution would occur and inflation would remain low. In addition, economic indicators suggested that the economy, while growing, was slowing down somewhat. This created a favorable climate for the municipal market, and bond yields fell (prices appreciated). THE BOND BUYER 25-Bond Index
(RBI) -- a gauge of municipal bond interest rates -- began the fiscal year at
6.26 percent on August 31, 1995, and then fell to a low of 5.63 percent on January 4, 1996.

        Later in January, however, data was released that indicated the economic slowdown may have been related mostly to the impact of severe weather as opposed to any fundamental weakness. Moreover, with the start of the Republican party presidential primaries, focus moved away from the federal budget and deficit reduction proposals toward other issues. As optimism about deficit reduction began to fade, yields began to rise.

        This rise in yields was propelled in early March, when the U.S. Department of Labor announced an unanticipated and dramatic increase in employment growth. Many bond investors saw this data as evidence that the economy was re-establishing a firm footing. The news caused a sell-off in the market because more rapid growth is often associated with higher inflation, which erodes the value of fixed-income investments. Yields jumped from 5.88 percent on March 7, to 6.13 percent on March 14, as measured by the RBI.

        The municipal market traded in an irregular pattern during the remainder of the period as economic indicators gave mixed signals about the pace of economic growth. The RBI yield was 6.09 percent at the close of the fiscal year.

PERFORMANCE UPDATE

Q.   HOW WAS PERFORMANCE IMPACTED BY THE CHANGES IN INTEREST RATES?


A. The municipal market, along with the overall bond market, was adversely affected by the upward tick in interest rates that began occurring in January 1996. When interest rates rise, the prices of bonds fall. However, the good news for Kemper shareholders is that all Class A shares of the Kemper State Tax-Free Income Series still outperformed the average returns of their individual Lipper peer groups for the fiscal year period (unadjusted for sales charge).

Q. HOW DID YOU ALTER YOUR MANAGEMENT OF THE FUNDS AS RATES SHIFTED DIRECTION IN EARLY 1996?


A. Our primary course of action was to shorten the durations of the funds as it became apparent that rates were on the rise. Remember, the shorter a fund's duration, the less sensitive it is to interest rate changes. We shortened durations by reducing the average maturities of the portfolios, using futures and increasing cash reserves. We attempted to keep the funds' durations approximately equal to, or at certain times shorter than, their peer group competitors.

Q.   WHAT TYPES OF PORTFOLIO ADJUSTMENTS DID YOU MAKE DURING THE PERIOD?


A. In addition to our continual adjustment of the funds' durations, we focused on three areas. First, we continued to selectively add A and BBB rated bonds throughout the period. These bonds tended to perform marginally better than higher quality and insured issues as interest rates rose and provided higher levels of income.

  We also focused on maintaining or improving the call protection of the portfolios and in some cases favored non-callable issues. As interest rates fall, issuers will generally call back bonds and refinance the debt at lower interest rates. When this occurs the funds must reinvest the proceeds at lower prevailing market rates. But better call protection or non-callable bonds can preclude that from happening.

  Finally, we increased the level of issue diversification within the funds. We did this by adding a variety of issues that mature at different points in time and have a somewhat wider range of coupon rates. We also looked for bonds with shorter maturities that offered attractive yields relative to those of longer maturity issues.

Q. WERE THERE ANY SIGNIFICANT TRENDS THAT AFFECTED INDIVIDUAL STATES WITHIN KEMPER'S STATE TAX-FREE INCOME SERIES?


A. The Florida economy expanded at a rate slightly faster than the national economy. The growth was fueled by increases in tourism and service industries. Florida's unemployment was below the national average, although much of the employment comes from lower paying service jobs due to the tourism industry. The state's general fund balance reached $0.5 billion in 1996.

  Both population growth and the economy have stabilized in New Jersey. In 1996, the state ranked second in the nation in per capita income, which was about 129 percent above the national average. This is the final year for tax cuts initiated three years ago. New Jersey closed its fiscal year with a budget surplus and its general fund balance remains at about $1 billion.

  The economy in New York continues to expand but at a slower rate than the national economy. Unemployment was ahead of the national average but the disparity is somewhat offset by higher income levels within the state. Fiscal management of the state has improved and a $0.5 billion budget surplus was reported. However, an accumulated budget deficit of $2.9 billion still remains.

  Pennsylvania maintained its A1 rating from Moody's Investors Service, Inc. and its AA- rating from Standard & Poor's. New municipal issuance in the Pennsylvania market increased by 50 percent during the fund's fiscal year. This increase in issuance was primarily in state general obligation bonds and intergovernmental programs. During the period, Pennsylvania implemented a solid fiscal policy which includes a slight increase in revenues and lower spending levels.

PERFORMANCE UPDATE

Q.   WHAT CAN YOU TELL US ABOUT THE LEVEL OF MUNICIPAL SUPPLY?


A. Supply and demand within the municipal bond market has been close to an equilibrium during the year. At this point in 1996, supply is mirroring the lower levels of 1995 and demand has remained firm and at times very strong. As a result, municipal bonds have outperformed Treasuries. This outperformance is documented by the decline in the municipal to Treasury yield ratio from about 94 percent at the start of the period to approximately 87 percent at the close of the fiscal year.

Q.   ARE MUNICIPAL BOND FUNDS A GOOD INVESTMENT IN THE CURRENT ECONOMIC
ENVIRONMENT?


A. Municipal bonds can play an important role in rounding out a well-diversified portfolio of investments. The tax-exempt income that municipal bond funds provide may be especially helpful now as many investors are underinvested in tax-exempt assets. Municipal bonds and equities are both important components of a balanced portfolio. If your exposure to municipals has declined on a relative basis, now may be the right time to review your long-term goals and rebalance your portfolio of investments.

Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET GIVEN THE UPCOMING U.S. PRESIDENTIAL ELECTION?


A. If President Clinton is re-elected, the chance of any severe tax reform is unlikely, which would be positive for the municipal market. If Robert Dole is elected, a flatter tax structure may be proposed. And, if it passed, it could impact municipal performance. However, over the last 20 years, municipals have shown the ability to perform well despite marginal tax-rate changes.

TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities compiled by THE BOND BUYER, a newspaper that covers the municipal bond market.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

PERFORMANCE UPDATE

KEMPER FLORIDA TAX-FREE INCOME FUND
Average Annual Total Returns*

For Periods Ended August 31, 1996 (Adjusted for the maximum sales charge)

                                                    1-YEAR     5-YEAR         LIFE OF CLASS
-----------------------------------------------------------------------------------------------
KEMPER FLORIDA TAX-FREE INCOME FUND CLASS A         1.10%      7.05%      7.39% (SINCE 4/25/91)
-----------------------------------------------------------------------------------------------
KEMPER FLORIDA TAX-FREE INCOME FUND CLASS B         1.86%       N/A       4.61% (SINCE 5/31/94)
-----------------------------------------------------------------------------------------------
KEMPER FLORIDA TAX-FREE INCOME FUND CLASS C         4.97%       N/A       5.99% (SINCE 5/31/94)
-----------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A shares adjustment for the maximum sales charge of 4.5% and for B shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. For C shares purchased after 4/1/96 there is a 1% CDSC on certain redemptions within the first year of purchase. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER FLORIDA TAX-FREE INCOME FUND CLASS A FROM 4/25/91 TO 8/31/96

                                 [LINE GRAPH]


                                              4/25/91   12/31/92  12/31/94   8/31/96
- KEMPER FLORIDA TAX-FREE INCOME FUND(1)      $10,000   $11,464    $12,502   $14,658
- LEHMAN BROTHERS MUNICIPAL BOND INDEX+        10,000    11,776     12,539    14,791
- CONSUMER PRICE INDEX++                       10,000    10,496     11,072    11,635

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER FLORIDA TAX-FREE INCOME FUND CLASS B FROM 5/31/94 TO 8/31/96


                                 [LINE GRAPH]

                                              5/31/94   12/31/94   12/31/95  8/31/96
- KEMPER FLORIDA TAX-FREE INCOME FUND(1)      $10,000   $ 9,837.6  $11,531  $11,072
- LEHMAN BROTHERS MUNICIPAL BOND INDEX+        10,000     9,864     11,586   11,636
- CONSUMER PRICE INDEX++                       10,000    10,149     11,407   10,664



GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER FLORIDA TAX-FREE INCOME FUND CLASS C FROM 5/31/94 TO 8/31/96

                                 [LINE GRAPH]

                                              5/31/94   12/31/94   12/31/95  8/31/96
- KEMPER FLORIDA TAX-FREE INCOME FUND(1)      $10,000   $ 9,845    $11,573  $11,404
- LEHMAN BROTHERS MUNICIPAL BOND INDEX+        10,000     9,864     11,586   11,636
- CONSUMER PRICE INDEX++                       10,000    10,149     10,407   10,664



(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing the Kemper State Tax-Free Income Funds to the Lehman Brothers Municipal Bond Index, you should note that the funds' performance reflects the maximum sales charges, while no such charges are reflected in the performance of the index.

+The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last 5 years, and have a maturity of at least 2 years. Bonds subject to Alternative Minimum Tax (AMT), variable rate bonds and zero coupon bonds are excluded from the index. Source is Towers Data Systems.

++The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

PORTFOLIO STATISTICS

KEMPER FLORIDA TAX-FREE INCOME FUND

PORTFOLIO COMPOSITION*                     ON 8/31/96                 ON 8/31/95
REVENUE BONDS                                    86%                        87%
---------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS                         11                         11
---------------------------------------------------------------------------------
CASH AND EQUIVALENTS                              3                          2
---------------------------------------------------------------------------------
                                                100%                       100%

                                 [PIE CHARTS]


QUALITY                                    ON 8/31/96                 ON 8/31/95
AAA                                              56%                        56%
---------------------------------------------------------------------------------
AA                                               17                         13
---------------------------------------------------------------------------------
A                                                 8                         12
---------------------------------------------------------------------------------
BBB                                              11                         11
---------------------------------------------------------------------------------
NOT RATED                                         8                          8
---------------------------------------------------------------------------------
                                                100%                       100%

                                 [PIE CHARTS]

YEARS TO MATURITY                        ON 8/31/96                   ON 8/31/95
1-10 YEARS                                    7%                           6%
---------------------------------------------------------------------------------
11-20 YEARS                                  44                           44
---------------------------------------------------------------------------------
+21 YEARS                                    49                           50
---------------------------------------------------------------------------------
                                            100%                         100%

                                 [PIE CHARTS]


AVERAGE MATURITY                        ON 8/31/96                   ON 8/31/95
                                        16.0 YEARS                   19.8 YEARS
---------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

FLORIDA TAX-FREE INCOME FUND

Portfolio of Investments at August 31, 1996
(Dollars in thousands)

                     ISSUER                                                               PRINCIPAL
                                                                                           AMOUNT         VALUE
                  ------------------------------------------------------------------------------------------------
ADVANCE           Charlotte County, Utility System, Rev., 6.75%, to be called 10-01-03
REFUNDED            @ 102                                                                 $   250    $      281
OBIGATIONS        ------------------------------------------------------------------------------------------------
SECURED AS TO     Dunedin, Mease Health Care, Hospital Rev., 6.75%, to be called
PRINCIPAL AND       11-15-01 @ 102                                                            750           831
INTEREST BY       ------------------------------------------------------------------------------------------------
OBLIGATIONS       Halifax Hospital Medical Center, Rev., 6.75%, to be called 10-01-01 @
OF THE              102                                                                     2,000         2,212
UNITED STATES     ------------------------------------------------------------------------------------------------
GOVERNMENT        Jacksonville Health Facilities Auth., Memorial Medical Center Proj.,
                    Rev., 6.75%, to be called 05-01-01 @ 102                                2,000         2,199
                  ------------------------------------------------------------------------------------------------
                  Volusia County Health Facilities Auth., Memorial Health Systems,
                    Hospital Facilities Rev., 8.25%, to be called 6-01-00 @ 102             1,940         2,202
                  ------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------
                  TOTAL ADVANCE REFUNDED OBLIGATIONS--7.1%                                                7,725
                  ------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
OTHER             Board of Education, Public Education Capital Outlay, Gen. Oblg.,
MUNICIPAL           4.75% to 7.25%, 2018 through 2023                                       3,980         3,685
OBLIGATIONS
                  ------------------------------------------------------------------------------------------------
                  Department of Environmental Protection, Preservation 2000,
                    Rev., 5.25%, 2011                                                       1,000           968
                  ------------------------------------------------------------------------------------------------
                  Department of Natural Resources, Preservation 2000,
                    Rev., 4.90% and 6.75%, 2013                                             2,000         2,003
                  ------------------------------------------------------------------------------------------------
                  Housing Finance Agcy., GNMA Collateralized Home Ownership,
                    Rev., 7.90%, 2022                                                       1,390         1,465
                  ------------------------------------------------------------------------------------------------
                  Alachua County, Public Improvement Rev., 5.125%, 2021                     3,000         2,722
                  ------------------------------------------------------------------------------------------------
                  Belle Glade, Water and Sewer Improvement, Rev., 5.125%, 2015              1,540         1,425
                  ------------------------------------------------------------------------------------------------
                  Boynton Beach, Utility System Rev., 5.50%, 2012                           1,500         1,477
                  ------------------------------------------------------------------------------------------------
                  Brevard County, Limited Ad Valorem Tax and Improvement,
                    Gen. Oblg., 5.375%, 2010 and 2011                                       2,370         2,347
                  ------------------------------------------------------------------------------------------------
                  Broward County:
                    North Site Proj., Resource Recovery Rev., 7.95%, 2008                     885           975
                    School District, Gen. Oblg., 6.00%, 2007                                4,000         4,217
                    South Site Proj., Resource Recovery Rev., 7.95%, 2008                     940         1,036
                  ------------------------------------------------------------------------------------------------
                  Charlotte County, Utility System Rev., 5.50%, 2010                        1,150         1,145
                  ------------------------------------------------------------------------------------------------
                  Citrus County, Capital Improvement Rev., 5.00%, 2016                      2,000         1,820
                  ------------------------------------------------------------------------------------------------
                  Dade City Governmental Leasing Corp., Department of Health and
                    Rehabilitation Services, Rev., 9.00%, 2020                              1,025         1,090
                  ------------------------------------------------------------------------------------------------
                  Dade County:
                    Housing Finance Auth., Single Family Mortgage Rev., 7.25%, 2023           370           384
                    Miami International Airport, Aviation Rev., 5.75%, 2011                 2,500         2,500
                    Seaport, Gen. Oblg., 5.125%, 2016                                       1,000           924
                  ------------------------------------------------------------------------------------------------
                  Duval County Housing Finance Auth., Single Family Mortgage
                    Rev., 7.25%, 2019                                                         550           580
                  ------------------------------------------------------------------------------------------------
                  Escambia County Housing Finance Auth., Single Family Mortgage
                    Rev., 6.90%, 2020                                                         805           832
                  ------------------------------------------------------------------------------------------------
                  First Florida Governmental Financing Commission,
                    Rev., 5.75%, 2016                                                       1,475         1,457
                  ------------------------------------------------------------------------------------------------
                  Gainesville, Utilities System Rev., 6.50% and 5.20%, 2022 and 2010        3,870         3,789
                  ------------------------------------------------------------------------------------------------
                  Hillsborough County:
                    Aviation Auth., Tampa International Airport,
                      Rev., 6.90% and 5.875%, 2011 and 2015                                 2,250         2,325
                    Housing Finance Auth., Single Family Mortgage Rev., 7.30%, 2022           345           359
                    Utility Rev., 7.00%, 2014                                               1,325         1,419
                  ------------------------------------------------------------------------------------------------
                  Jacksonville:
                    District Water and Sewer, Rev., 5.00%, 2020                             2,000         1,788
                    Health Facilities Auth., Hospital Rev., 5.00%, 2015                     1,700         1,537
                  ------------------------------------------------------------------------------------------------
                  Lakeland:
                    Electric and Water, Rev., 5.625%, 2019                                  2,000         1,934
                    Regional Medical Center, Rev., 5.25%, 2025                              2,000         1,823
                  ------------------------------------------------------------------------------------------------
                  Lake Wales Florida, Capital Improvement Rev., 5.75%, 2016                 1,000           988
                  ------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                               PRINCIPAL
                                                                                           AMOUNT         VALUE
                  ---------------------------------------------------------------------------------------------
                  Manatee County:
                    Gen. Oblg., 4.75%, 2013                                               $ 1,000    $      878
                    Meditrust Proj., First Mortgage, Rev., 7.35%, 2015                      1,700         1,749
                  ---------------------------------------------------------------------------------------------
                  Martin County, Industrial Dev. Auth., Indiantown Cogeneration,
                    L.P. Proj., Rev., 7.875%, 2025                                          2,325         2,604
                  ---------------------------------------------------------------------------------------------
                  Miami Beach Redev. Agcy., Tax Increment Rev., 5.875%, 2022                3,150         2,943
                  ---------------------------------------------------------------------------------------------
                  Nassau County, GF/Amelia Island Properties, Inc. Proj.,
                    Rev., 9.75%, 2023                                                         995         1,092
                  ---------------------------------------------------------------------------------------------
                  North Miami, Johnson and Wales University Proj., Educational
                    Facilities
                    Rev., 6.10% and 6.125%, 2013 and 2020                                   4,785         4,681
                  ---------------------------------------------------------------------------------------------
                  Orange County, Sales Tax Rev., 5.375%, 2024                               3,000         2,766
                  ---------------------------------------------------------------------------------------------
                  Orlando -- Orange County Expressway Auth., Junior Lien,
                    Rev., 6.50%, 2012                                                       1,000         1,106
                  ---------------------------------------------------------------------------------------------
                  Palm Beach County:
                    Criminal Justice Facilities, Rev., 7.20%, 2015                            110           129
                    Solid Waste Auth., Rev., 8.75%, 2010                                      245           260
                  ---------------------------------------------------------------------------------------------
                  Pasco County Solid Waste Disposal and Resource Recovery System,
                    Rev., 7.80%, 2011                                                         345           369
                  ---------------------------------------------------------------------------------------------
                  Pensacola, Health Facilities Auth., Rev., 5.25%, 2011                     2,200         2,105
                  ---------------------------------------------------------------------------------------------
                  Pinellas County, Pollution Control, Rev., 7.20%, 2014                     2,000         2,143
                  ---------------------------------------------------------------------------------------------
                  Pinnellas Park, Public Improvement Rev., 5.00%, 2018                      3,805         3,444
                  ---------------------------------------------------------------------------------------------
                  Port Orange, Water and Sewer, Rev., 5.25%, 2021                           2,100         1,929
                  ---------------------------------------------------------------------------------------------
                  St. Petersburg Health Facilities Auth., Allegheny Health System,
                    Rev., 7.00% and 6.75%, 2015 and 2021                                    1,500         1,631
                  ---------------------------------------------------------------------------------------------
                  Sarasota:
                    Manatee Airport Auth., Rev., 5.375%, 2014                               1,500         1,442
                    Solid Waste System, Rev., 5.50%, 2021                                   2,500         2,387
                  ---------------------------------------------------------------------------------------------
                  South Broward Hospital District, Rev., 5.25%, 2021                        2,000         1,836
                  ---------------------------------------------------------------------------------------------
                  Tampa Sports Auth., Special Purpose, Rev., 5.75%, 2020                    1,825         1,831
                  ---------------------------------------------------------------------------------------------
                  Westchase Community Dev. District, Rev., 5.80%, 2012                      3,000         3,008
                  ---------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth:
                    Facilities Financing Auth., Mennonite General Hospital Proj., Rev.,
                      6.50%, 2018                                                           2,000         1,975
                    Highway and Transportation Auth., Rev., 5.50% and 6.00%, 2013 and
                      2018                                                                  2,750         2,777
                    Ports Auth., American Airlines, Inc. Proj., Rev., 6.25%, 2026           1,030         1,026
                  ---------------------------------------------------------------------------------------------
                  Virgin Islands Public Finance Auth., Matching Fund Loan,
                    Rev., 7.25%, 2018                                                       2,100         2,232
                  ---------------------------------------------------------------------------------------------
                  TOTAL OTHER MUNICIPAL OBLIGATIONS--90.1%                                               97,357
                  ---------------------------------------------------------------------------------------------
                  TOTAL MUNICIPAL OBLIGATIONS--97.2%
                  (Cost: $101,088)                                                                      105,082
                  ---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                  MONEY MARKET INSTRUMENT--.9%
                  Yield--4.00%
                  Due--September 1996
                  (Cost: $1,000)                                                          $ 1,000    $    1,000
                  ---------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS--98.1%
                  (Cost: $102,088)                                                                      106,082
                  ---------------------------------------------------------------------------------------------
                  CASH AND OTHER ASSETS, LESS LIABILITIES--1.9%                                           2,023
                  ---------------------------------------------------------------------------------------------
                  NET ASSETS--100%                                                                   $  108,105
                  ---------------------------------------------------------------------------------------------

NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $102,088,000 for federal income tax purposes at August 31, 1996, the gross unrealized appreciation was $4,217,000, the gross unrealized depreciation was $223,000 and the net unrealized appreciation on investments was $3,994,000.

See accompanying Notes to Financial Statements.

PERFORMANCE UPDATE

KEMPER NEW JERSEY TAX-FREE INCOME FUND
Average Annual Total Returns*

For Periods Ended August 31, 1996 (Adjusted For The Maximum Sales Charge)

                                                            1-YEAR             LIFE OF CLASS
------------------------------------------------------------------------------------------------
KEMPER NEW JERSEY TAX-FREE INCOME FUND CLASS A              0.75%          3.82% (SINCE 3/15/95)
------------------------------------------------------------------------------------------------
KEMPER NEW JERSEY TAX-FREE INCOME FUND CLASS B              1.80%          4.52% (SINCE 3/15/95)
------------------------------------------------------------------------------------------------
KEMPER NEW JERSEY TAX-FREE INCOME FUND CLASS C              4.89%          6.61% (SINCE 3/15/95)
------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A shares adjustment for the maximum sales charge of 4.5% and for B shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. For C shares purchased after 4/1/96 there is a 1% CDSC on certain redemptions within the first year of purchase. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

Growth of an assumed $10,000 Investment in Kemper New Jersey Tax-Free Income Fund Class A From 3/15/95 to 8/31/96

[LINE GRAPH]

                                                3/15/95     6/30/95     9/30/95    12/31/95     3/31/96    6/30/96    8/31/96
- KEMPER NEW JERSEY TAX-FREE INCOME FUND(1)    $10,000      $ 9,832     $10,076    $10,700      $10,405    $10,442    $10,556
- LEHMAN BROTHERS MUNICIPAL BOND INDEX+         10,000       10,359      10,656     11,096       10,963     11,047     11,144
- CONSUMER PRICE INDEX++                        10,000       10,106      10,152     10,172       10,318     10,384     10,424


Growth of an assumed $10,000 Investment in Kemper New Jersey Tax-Free Income Fund Class B From 3/15/95 TO 8/31/96

[LINE GRAPH]


                                                3/15/95     6/30/95     9/30/95    12/31/95     3/31/96    6/30/96    8/31/96
- KEMPER NEW JERSEY TAX-FREE INCOME FUND(1)   $10,000      $10,494      $10,461    $11,156     $10,827    $10,442   $10,671
- LEHMAN BROTHERS MUNICIPAL BOND INDEX+        10,000       10,359       10,656     11,096      10,963     11,047    11,144
- CONSUMER PRICE INDEX++                       10,000       10,106       10,152     10,172      10,318     10,384    10,424

Growth of an assumed $10,000 investment in Kemper New Jersey Tax-Free Income Fund Class C from 03/15/95 to 08/31/96

[LINE GRAPH]

                                                3/15/95     6/30/95     9/30/95    12/31/95     3/31/96    6/30/96    8/31/96
- KEMPER NEW JERSEY TAX-FREE INCOME FUND(1)      $10,000    $10,286     $10,531    $11,161      $10,824    $10,869   $10,986
- LEHMAN BROTHERS MUNICIPAL BOND INDEX+           10,000     10,359      10,656     11,096       10,963     11,047    11,144
- CONSUMER PRICE INDEX++                          10,000     10,106      10,152     10,172       10,318     10,384    10,424

(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing the Kemper State Tax-Free Income Funds to the Lehman Brothers Municipal Bond Index, you should note that the funds' performance reflects the maximum sales charges, while no such charges are reflected in the performance of the index.

+The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last 5 years, and have a maturity of at least 2 years. Bonds subject to Alternative Minimum Tax (AMT), variable rate bonds and zero coupon bonds are excluded from the index. Source is Towers Data Systems.

++The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

PORTFOLIO STATISTICS

KEMPER NEW JERSEY TAX-FREE INCOME FUND


PORTFOLIO COMPOSITION*                     ON 8/31/96                 ON 8/31/95
REVENUE BONDS                                    62%                        72%
---------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS                         31                         26
---------------------------------------------------------------------------------
CASH AND EQUIVALENTS                              7                          2
---------------------------------------------------------------------------------
                                                100%                       100%

                                 [PIE CHARTS]


QUALITY                                    ON 8/31/96                 ON 8/31/95
AAA                                              76%                        70%
---------------------------------------------------------------------------------
AA                                                6                         11
---------------------------------------------------------------------------------
A                                                 7                         13
---------------------------------------------------------------------------------
BBB                                               7                          3
---------------------------------------------------------------------------------
NOT RATED                                         4                          3
---------------------------------------------------------------------------------
                                                100%                       100%

                                 [PIE CHARTS]

           YEARS TO MATURITY            ON 8/31/96                   ON 8/31/95
1-10 YEARS                                    1%                           0%
---------------------------------------------------------------------------------
11-20 YEARS                                  74                           30
---------------------------------------------------------------------------------
+21 YEARS                                    25                           70
---------------------------------------------------------------------------------
                                            100%                         100%

                                 [PIE CHARTS]

AVERAGE MATURITY                        ON 8/31/96                   ON 8/31/95
                                        15.4 YEARS                   22.5 YEARS
---------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

NEW JERSEY TAX-FREE INCOME FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996
(DOLLARS IN THOUSANDS)

                     ISSUER                                                                   PRINCIPAL
                                                                                               AMOUNT     VALUE
MUNICIPAL         Economic Dev. Auth.:
OBLIGATIONS
                    Educational Testing Service, Rev., 6.125%, 2015                            $  100    $  103
                    Market Transition Facility, Rev., 5.875%, 2011                                 90        91
                    Pollution Control, Public Service Electric and Gas Company Proj., Rev.,
                      6.40%, 2032                                                                  90        93
                  ---------------------------------------------------------------------------------------------
                  Educational Facilities Auth.:
                    Caldwell College, Rev., 7.25%, 2025                                            50        51
                    Montclair State University, Rev., 5.40%, 2010                                 100        98
                    Rider College, Rev., 6.20%, 2017                                              115       119
                    Rowan College, Rev., 5.875%, 2013                                             100       102
                    University of Medicine and Dentistry, Rev., 5.25%, 2014                        75        71
                  ---------------------------------------------------------------------------------------------
                  Health Care Facilities Financing Auth.:
                    Atlantic City Medical Center, Rev., 6.80%, 2011                               150       160
                    Dover General Hospital and Medical Center, Rev., 5.875%, 2012                 165       168
                    Hackensack Medical Center, Rev., 6.625%, 2017                                  15        16
                    Jersey Shore Medical Center, Rev., 6.25%, 2016                                100       104
                    Southern Ocean County Hospital, Rev., 6.125%, 2013                            120       116
                  ---------------------------------------------------------------------------------------------
                  Sports and Exposition Auth., Rev., 6.00%, 2013                                  100       103
                  ---------------------------------------------------------------------------------------------
                  Transportation Trust Fund Auth., Rev., 5.25%, 2008                              100        99
                  ---------------------------------------------------------------------------------------------
                  Turnpike Auth., Rev., 6.50%, 2016                                               125       137
                  ---------------------------------------------------------------------------------------------
                  Wastewater Treatment Trust, Rev., 7.00%, 2007                                   100       115
                  ---------------------------------------------------------------------------------------------
                  Atlantic City Board of Education, Gen. Oblg., 6.15%, 2015                       150       155
                  ---------------------------------------------------------------------------------------------
                  Bayshore Regional Sewerage Auth., Rev., 5.50%, 2012                             100        99
                  ---------------------------------------------------------------------------------------------
                  Cape May County, Municipal Utilities Auth., Rev., 6.00%, 2011                    15        15
                  ---------------------------------------------------------------------------------------------
                  Chatham Borough, Gen. Oblg., 5.80%, 2015                                         32        32
                  ---------------------------------------------------------------------------------------------
                  Delaware River and Bay Auth., Rev., 5.25%, 2026                                 100        92
                  ---------------------------------------------------------------------------------------------
                  Essex County:
                    Gen. Oblg., 5.50%, 2015                                                       100        97
                    Improvement Auth., Rev., 5.35% and 7.00%, 2024                                 90        88
                  ---------------------------------------------------------------------------------------------
                  Evesham Township, Gen. Oblg., 5.55%, 2013                                       100        99
                  ---------------------------------------------------------------------------------------------
                  Jackson Township, Gen. Oblg., 6.60%, 2012                                       100       112
                  ---------------------------------------------------------------------------------------------
                  Jersey City, Gen. Oblg., 6.60% and 6.25%, 2011 and 2012                          90        97
                  ---------------------------------------------------------------------------------------------
                  Merchantville Board of Education, Gen. Oblg., 5.80%, 2014                       100       100
                  ---------------------------------------------------------------------------------------------
                  Monroe Township, Gen. Oblg., 5.20%, 2015                                        125       118
                  ---------------------------------------------------------------------------------------------
                  Morristown, Gen. Oblg., 5.05%, 2011                                             100        95
                  ---------------------------------------------------------------------------------------------
                  Newark Board of Education, Gen. Oblg., 6.00%, 2010                               15        16
                  ---------------------------------------------------------------------------------------------
                  North Brunswick Township, Gen. Oblg., 6.10% and 6.30%, 2010 and 2015            135       141
                  ---------------------------------------------------------------------------------------------
                  Paulsboro Borough, Gen. Oblg., 5.80%, 2014                                       15        15
                  ---------------------------------------------------------------------------------------------
                  Rutgers State University, Rev., 5.25%, 2015                                      15        14
                  ---------------------------------------------------------------------------------------------
                  Western Monmouth Utilities Auth., Rev., 5.60%, 2014                             100        99
                  ---------------------------------------------------------------------------------------------
                  Salem County, Gen. Oblg., 5.35%, 2015                                           100        96
                  ---------------------------------------------------------------------------------------------
                  Summit, Gen. Oblg., 5.00%, 2010                                                  45        43
                  ---------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth:
                    Facilities Financing Auth., Mennonite General Hospital Proj., Rev.,
                      6.50%, 2026                                                                 100        98
                    Highway and Transportation Auth., Rev., 6.25%, 2016                           120       129
                    Ports Auth., American Airlines, Inc. Proj., Rev., 6.25%, 2026                  40        40
                  ---------------------------------------------------------------------------------------------
                  Virgin Islands Public Finance Auth., Matching Fund Loan, Rev., 7.25%, 2018       75        80
                  ------------------------------------------------------------------------------------------------
                  TOTAL MUNICIPAL OBLIGATIONS--93.3%
                  (Cost: $3,667)                                                                          3,716
                  ------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                                   PRINCIPAL
                                                                                               AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------
                  MONEY MARKET INSTRUMENTS--5.0%
                  Yield--3.35% to 3.55%
                  Due--September 1996
                  Economic Dev. Auth.                                                          $  200    $  200
                  (Cost: $200)
                  --------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS--98.3%
                  (Cost: $3,867)                                                                          3,916
                  --------------------------------------------------------------------------------------------------
                  CASH AND OTHER ASSETS, LESS LIABILITIES--1.7%                                              66
                  --------------------------------------------------------------------------------------------------
                  NET ASSETS--100%                                                                       $3,982
                  --------------------------------------------------------------------------------------------------

NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $3,867,000 for federal income tax purposes at August 31, 1996, the gross unrealized appreciation was $64,000, the gross unrealized depreciation was $15,000 and the net unrealized appreciation on investments was $49,000.

See accompanying Notes to Financial Statements.

PERFORMANCE UPDATE

KEMPER NEW YORK TAX-FREE INCOME FUND
 AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED AUGUST 31, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                     1-YEAR    5-YEAR    10-YEAR    LIFE OF CLASS
---------------------------------------------------------------------------------------------------
KEMPER NEW YORK TAX-FREE INCOME FUND                                                    7.25%
 CLASS A                                             0.51%     6.43%     6.88%     (SINCE 12/31/85)
---------------------------------------------------------------------------------------------------
KEMPER NEW YORK TAX-FREE INCOME FUND                                                    3.96%
 CLASS B                                             1.40%      N/A       N/A      (SINCE 5/31/94)
---------------------------------------------------------------------------------------------------
KEMPER NEW YORK TAX-FREE INCOME FUND                                                    5.18%
 CLASS C                                             4.38%      N/A       N/A      (SINCE 5/31/94)
---------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A shares adjustment for the maximum sales charge of 4.5% and for B shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. For C shares purchased after 4/1/96 there is a 1% CDSC on certain redemptions within the first year of purchase. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

                                  [LINE GRAPH]

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER NEW YORK TAX-FREE
INCOME FUND CLASS A FROM 12/31/85 TO 8/31/96

                                                 12/31/85     12/31/88     12/31/91    12/31/94    8/31/96
-  KEMPER NEW YORK TAX-FREE INCOME FUND(1)       $10,000      $11,461      $15,419     $18,117      $21,009
-  LEHMAN BROTHERS MUNICIPAL BOND INDEX+          10,000       13,342       17,784      20,606       24,306
-  CONSUMER PRICE INDEX++                         10,000       11,025       12,617      13,696       14,392


                                  [LINE GRAPH]


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER NEW YORK TAX-FREE
INCOME FUND CLASS B FROM 5/31/94 TO 8/31/96

                                                  5/31/94     12/31/94     12/31/95     8/31/96
-  KEMPER NEW YORK TAX-FREE INCOME FUND(1)        $10,000     $ 9,771      $11,426      $10,916
-  LEHMAN BROTHERS MUNICIPAL BOND INDEX+           10,000       9,864       11,586       11,636
-  CONSUMER PRICE INDEX++                          10,000      10,149       10,407       10,664


                                  [LINE GRAPH]


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER NEW YORK TAX-FREE
INCOME FUND CLASS C FROM 5/31/94 TO 8/31/96

                                                  5/31/94     12/31/94     12/31/95     8/31/96
-  KEMPER NEW YORK TAX-FREE INCOME FUND(1)        $10,000     $ 9,770      $11,420      $11,209
-  LEHMAN BROTHERS MUNICIPAL BOND INDEX+           10,000       9,864       11,586       11,636
-  CONSUMER PRICE INDEX++                          10,000      10,149       10,407       10,664


(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing the Kemper State Tax-Free Income Funds to the Lehman Brothers Municipal Bond Index, you should note that the funds' performance reflects the maximum sales charges, while no such charges are reflected in the performance of the index.

+The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last 5 years, and have a maturity of at least 2 years. Bonds subject to Alternative Minimum Tax (AMT), variable rate bonds and zero coupon bonds are excluded from the index. Source is Towers Data Systems.

++The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

PORTFOLIO STATISTICS

KEMPER NEW YORK TAX-FREE INCOME FUND


PORTFOLIO COMPOSITION*                      ON 8/31/96                 ON 8/31/95
REVENUE BONDS                                    94%                        92%
----------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS                          4                          6
----------------------------------------------------------------------------------
CASH AND EQUIVALENTS                              2                          2
----------------------------------------------------------------------------------
                                                100%                       100%

                                 [PIE CHARTS]

QUALITY                                     ON 8/31/96                 ON 8/31/95
AAA                                              43%                        53%
----------------------------------------------------------------------------------
AA                                               25                         28
----------------------------------------------------------------------------------
A                                                 8                          9
----------------------------------------------------------------------------------
BBB                                              21                          8
----------------------------------------------------------------------------------
NOT RATED                                         3                          2
----------------------------------------------------------------------------------
                                                100%                       100%

                                 [PIE CHARTS]

YEARS TO MATURITY                       ON 8/31/96                   ON 8/31/95
1-10 YEARS                                    7%                           7%
----------------------------------------------------------------------------------
11-20 YEARS                                  51                           36
----------------------------------------------------------------------------------
+21 YEARS                                    42                           57
----------------------------------------------------------------------------------
                                            100%                         100%

                                 [PIE CHARTS]

AVERAGE MATURITY                        ON 8/31/96                   ON 8/31/95
                                        17.6 YEARS                   20.9 YEARS
----------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

NEW YORK TAX-FREE INCOME FUND

Portfolio of Investments at August 31, 1996
(Dollars in thousands)

                    ISSUER                                                                 PRINCIPAL
                                                                                            AMOUNT       VALUE
ADVANCE           Battery Park City Auth., Rev., 8.625%, to be called
REFUNDED            6-1-05 @ 100                                                          $     10    $     12
OBLIGATIONS       --------------------------------------------------------------------------------------------
SECURED AS TO     Dormitory Auth., State University Educational Facilities, Rev.,
PRINCIPAL AND       7.25%, to be called 5-15-02 @ 102                                          155         177
INTEREST BY       --------------------------------------------------------------------------------------------
OBLIGATIONS
OF THE            Medical Care Facilities Finance Agcy.:
UNITED STATES       Albany Medical Center Hospital, Rev., 8.00%, to be called 8-15-98 @
GOVERNMENT            102                                                                    1,085       1,166
                    Long Beach Memorial Hospital Proj., Rev., 7.80%, to be called
                      8-15-98 @ 102                                                          1,000       1,085
                    Presbyterian Hospital Proj., 7.70%, to be called 8-15-00 @ 102           4,000       4,522
                  --------------------------------------------------------------------------------------------
                  New York City, Gen. Oblg., 7.75%, to be called
                    3-15-00 @ 101.50                                                         1,105       1,229
                  --------------------------------------------------------------------------------------------
                  Port Auth. of New York and New Jersey, Consolidation Bonds, Rev.,
                    8.00%, to be called 9-15-96 @ 102                                        1,475       1,507
                  --------------------------------------------------------------------------------------------
                  Power Auth. Electrical, Gen. Purpose, Rev., 8.00%, to be called
                    1-1-98 @ 102                                                             5,320       5,690
                  --------------------------------------------------------------------------------------------
                  Thruway Auth., Local Highway and Bridge Service Contract, Rev.,
                    7.25%, to be called 1-1-01 @ 102                                         1,890       2,111
                  --------------------------------------------------------------------------------------------
                  Urban Dev. Corp., Syracuse University, Center for Science and
                    Technology, Rev., 7.75%, to be called 1-1-98 @ 102                         200         213
                  ------------------------------------------------------------------------------------------------
                  TOTAL ADVANCE REFUNDED OBLIGATIONS--5.8%                                              17,712
                  ------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

OTHER              Dormitory Auth.:
MUNICIPAL           Bishop Henry B. Hucles Nursing Home, Inc., Rev., 5.625%, 2018            5,890       5,612
OBLIGATIONS         City University System, Rev., 5.75% to 7.00%, 2009 through 2018         11,550      11,513
                    Colgate University, Rev., 6.00%, 2016 and 2021                           1,300       1,350
                    Cornell University, Rev., 7.375%, 2020                                   2,000       2,218
                    Fordham University, Rev., 7.20%, 2015                                      790         867
                    Ideal Senior Living Center, Rev., 7.625%, 2028                             400         426
                    Judicial Lease Facility, Rev., 7.375%, 2016                                120         141
                    Menorah Campus Inc., Rev., 7.30% and 7.40%, 2016 and 2031                3,865       4,249
                    Special Art School Districts Program, Rev., 7.00%, 2013                  1,300       1,415
                    State University Educational Facilities, Rev., 5.25% to 7.50%, 2010
                      through 2019                                                          14,125      13,974
                    St. Vincent's Hospital and Medical Center, Rev., 7.375%, 2011            2,500       2,774
                  --------------------------------------------------------------------------------------------
                  Energy Research and Dev. Auth.:
                    Brooklyn Union Gas Company Proj., Rev., 5.50% to 7.125%,
                      2020 and 2021                                                          9,175       8,911
                    Consolidated Edison Company of New York, Inc. Proj., Rev.,
                      5.375% to 7.75%, 2020 through 2025                                    15,700      15,991
                  --------------------------------------------------------------------------------------------
                  Environmental Facilities Corp.:
                    Huntington Resource Recovery Proj., Rev., 7.50%, 2012                    3,745       4,130
                    State Water Pollution Control, Revolving Fund Rev., 5.75% and
                      7.25%, 2010 and 2015                                                  14,490      14,882
                  --------------------------------------------------------------------------------------------
                  Housing Finance Agcy.:
                    Multi-Family Mortgage Rev., 6.95%, 2012                                  1,500       1,589
                    Service Contract Oblg., Rev., 7.25% and 7.30%, 2012                      4,000       4,365
                    State University Construction, Rev., 8.00%, 2011                           200         246
                    West-H.E.L.P. Housing, Rev., 7.55%, 2002                                 3,500       3,658
                  --------------------------------------------------------------------------------------------
                  Local Government Assistance Corp., Rev., 5.50% and 5.80%, 2010 and
                    2017                                                                    16,085      15,669
                  --------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                    ISSUER                                                                 PRINCIPAL
                                                                                            AMOUNT       VALUE
                  Medical Care Facilities Finance Agcy.:
                    Columbian Presbyterian Hospital, Rev., 7.875%, 2007                   $    500    $    524
                    Good Samaritan Hospital, Rev., 7.625%, 2023                              1,000       1,056
                    Hospital and Nursing Home, Rev., 7.60%, 2029                             2,000       2,153
                    Mental Health Service Facilities Improvement, Rev., 5.375% to
                      7.875%, 2014 through 2020                                              7,070       7,366
                    Montefiore Medical Center, Rev., 7.25%, 2024                             2,000       2,130
                  --------------------------------------------------------------------------------------------
                  Metropolitan Transportation Auth., Commuter Facilities, Rev., 5.75%
                    and 6.00%, 2011 and 2016                                                17,280      17,398
                  --------------------------------------------------------------------------------------------
                  Mortgage Agcy., Homeowner Mortgage, Rev., 6.45% to 8.30%, 2009
                    through 2022                                                            10,235      10,597
                  --------------------------------------------------------------------------------------------
                  Port Auth. of New York and New Jersey, Rev., 6.00%, 2014                   4,340       4,370
                  --------------------------------------------------------------------------------------------
                  Thruway Auth., Highway and Bridge Trust Fund, 5.25% and 5.50%, 2015       10,250       9,746
                  --------------------------------------------------------------------------------------------
                  Urban Dev. Corp.:
                    Correctional Capital Facilities, Rev., 5.25% and 5.625%, 2014 and
                      2017                                                                   6,255       5,875
                    Correctional Facilities, Rev., 5.50%, 2014                               4,500       4,206
                    State Facilities, Rev., 5.60% and 5.75%, 2012 and 2015                   3,760       3,579
                    Syracuse University, Center for Science and Technology, Rev.,
                      5.50%, 2015 and 2017                                                   9,390       8,728
                  --------------------------------------------------------------------------------------------
                  Babylon, Gen. Oblg., 5.875%, 2009                                          1,075       1,101
                  --------------------------------------------------------------------------------------------
                  Buffalo Municipal Water Finance Auth., Rev., 5.00%, 2025                   2,000       1,761
                  --------------------------------------------------------------------------------------------
                  Dutchess County Resource Recovery Agcy., Solid Waste Management
                    System, Rev., 7.50%, 2009                                                2,000       2,178
                  --------------------------------------------------------------------------------------------
                  Grand Central District Management Association, Inc.,
                    Business Improvement District, Rev., 5.125%, 2014                        4,000       3,714
                  --------------------------------------------------------------------------------------------
                  Nassau County:
                    Gen. Oblg., 5.70%, 2013                                                  1,360       1,366
                    Sewer Districts, Rev., 5.40%, 2012                                       2,000       1,970
                  --------------------------------------------------------------------------------------------
                  New York City:
                    Gen. Oblg., 5.875% to 8.00%, 1998 through 2018                           5,935       5,785
                    Housing Dev. Corp., Multi-Unit Mortgage Rev., 7.30%, 2010                8,800       9,369
                    Municipal Assistance Corp., Rev., 7.625%, 2008                           4,160       4,545
                    Municipal Water Finance Auth., Water and Sewer System, Rev.,
                      5.375%, 2019                                                           5,000       4,682
                    Transit Auth., Livingston Plaza Proj., Rev., 5.40%, 2018                 8,680       8,334
                  --------------------------------------------------------------------------------------------
                  Niagara County, Water Treatment Plant, Gen. Oblg., 7.00% and 7.25%,
                    2011 and 2012                                                            1,215       1,351
                  --------------------------------------------------------------------------------------------
                  Niagara Falls Bridge Commission, Toll Bridge System, Rev., 5.25%,
                    2015                                                                     1,215       1,158
                  --------------------------------------------------------------------------------------------
                  Niagara Frontier Transportation Auth., Airport Rev., 6.125%, 2014          3,000       3,037
                  --------------------------------------------------------------------------------------------
                  North Country Dev. Auth., Solid Waste Management System, Rev., 6.75%,
                    2012                                                                     1,430       1,471
                  --------------------------------------------------------------------------------------------
                  Suffolk County, Water Auth., Rev., 7.375%, 2012                              170         183
                  --------------------------------------------------------------------------------------------
                  Syracuse, Onondaga County Airport Improvement, Gen. Oblg., 6.00% and
                    6.125%, 2014                                                             2,135       2,161
                  --------------------------------------------------------------------------------------------
                  Triborough Bridge and Tunnel Auth., Gen. Purpose Rev., 5.50% and
                    6.125%, 2017 and 2021                                                    9,125       9,235
                  --------------------------------------------------------------------------------------------
                  Ulster County, Resource Recovery Agcy., Solid Waste System, Rev.,
                    5.90% and 6.00%, 2007 and 2014                                           4,100       3,918
                  --------------------------------------------------------------------------------------------
                  William Floyd Union Free School District of the
                    Mastics-Moriches-Shirley, Gen. Oblg., 5.75%, 2014 and 2015               2,640       2,642
                  --------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth:
                    Facilities Financing Auth., Mennonite Gen. Hospital Proj.,
                      Rev., 6.50%, 2018                                                      5,985       5,912
                    Highway and Transportation Auth., Rev., 6.00%, 2018                      2,750       2,843
                  -------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                    ISSUER                                                                 PRINCIPAL
                                                                                            AMOUNT      VALUE
                  Virgin Islands:
                    Housing Finance Auth., GNMA Collateralized Home Mortgage,
                      Rev., 8.10%, 2018                                                   $     70    $     73
                    Public Finance Auth., Matching Fund Loan, Rev., 7.25%, 2018              7,100       7,547
                  ------------------------------------------------------------------------------------------------
                  TOTAL OTHER MUNICIPAL OBLIGATIONS--92.0%                                             278,044
                  ------------------------------------------------------------------------------------------------
                  TOTAL MUNICIPAL OBLIGATIONS--97.8%
                  (Cost: $285,529)                                                                     295,756
                  ------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                  MONEY MARKET INSTRUMENTS--1.1%
                  Yield--4.00% to 4.05%
                  Due--September 1996
                  (Cost: $3,350)                                                             3,350       3,350
                  ------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS--98.9%
                  (Cost: $288,879)                                                                     299,106
                  ------------------------------------------------------------------------------------------------
                  CASH AND OTHER ASSETS, LESS LIABILITIES--1.1%                                          3,240
                  ------------------------------------------------------------------------------------------------
                  NET ASSETS--100%                                                                    $302,346
                  ------------------------------------------------------------------------------------------------

Note to Portfolio of Investments

Based on the cost of investments of $288,879,000 for federal income tax purposes at August 31, 1996, the gross unrealized appreciation was $11,228,000, the gross unrealized depreciation was $1,001,000 and the net unrealized appreciation on investments was $10,227,000.

See accompanying Notes to Financial Statements.

PERFORMANCE UPDATE

KEMPER PENNSYLVANIA TAX-FREE INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED AUGUST 31, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                            1-YEAR             LIFE OF CLASS
------------------------------------------------------------------------------------------------
KEMPER PENNSYLVANIA TAX-FREE INCOME FUND CLASS A            1.26%          4.59% (SINCE 3/15/95)
------------------------------------------------------------------------------------------------
KEMPER PENNSYLVANIA TAX-FREE INCOME FUND CLASS B            2.29%          5.11% (SINCE 3/15/95)
------------------------------------------------------------------------------------------------
KEMPER PENNSYLVANIA TAX-FREE INCOME FUND CLASS C            5.19%          7.12% (SINCE 3/15/95)
------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A shares adjustment for the maximum sales charge of 4.5% and for B shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. For C shares purchased after 4/1/96 there is a 1% CDSC on certain redemptions within the first year of purchase. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER PENNSYLVANIA TAX-FREE
INCOME FUND CLASS A FROM 3/15/95 TO 8/31/96

                                                  3/15/95    6/30/95     9/30/95     12/31/95     3/31/96     6/30/96    8/31/96
-  KEMPER PENNSYLVANIA TAX-FREE INCOME FUND(1)    $10,000    $ 9,834     $10,149     $10,803      $10,535     $10,567    $10,683
-  LEHMAN BROTHERS MUNICIPAL BOND INDEX+          $10,000     10,359      10,656      11,096       10,963      11,047     11,144
-  CONSUMER PRICE INDEX++                         $10,000     10,106      10,152      10,172       10,318      10,384     10,424




GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER PENNSYLVANIA TAX-FREE
INCOME FUND CLASS B FROM 3/15/95 TO 8/31/96


                                                  3/15/95    6/30/95     9/30/95     12/31/95     3/31/96     6/30/96    8/31/96
-  KEMPER PENNSYLVANIA TAX-FREE INCOME FUND(1)    $10,000    $10,510     $10,498     $11,234      $10,922     $10,867    $10,760
-  LEHMAN BROTHERS MUNICIPAL BOND INDEX+          $10,000     10,359      10,656      11,096       10,963      11,047     11,144
-  CONSUMER PRICE INDEX++                         $10,000     10,106      10,152      10,172       10,318      10,384     10,424




GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER PENNSYLVANIA TAX-FREE
INCOME FUND CLASS C FROM 3/15/95 TO 8/31/96


                                                  3/15/95    6/30/95     9/30/95     12/31/95     3/31/96     6/30/96    8/31/96
-  KEMPER PENNSYLVANIA TAX-FREE INCOME FUND(1)    $10,000    $10,278     $10,586     $11,245      $10,946     $10,954    $11,064
-  LEHMAN BROTHERS MUNICIPAL BOND INDEX+          $10,000     10,359      10,656      11,096       10,963      11,047     11,144
-  CONSUMER PRICE INDEX++                         $10,000     10,106      10,152      10,172       10,318      10,384     10,424

(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing the Kemper State Tax-Free Income Funds to the Lehman Brothers Municipal Bond Index, you should note that the funds' performance reflects the maximum sales charges, while no such charges are reflected in the performance of the index.

+The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last 5 years, and have a maturity of at least 2 years. Bonds subject to Alternative Minimum Tax (AMT), variable rate bonds and zero coupon bonds are excluded from the index. Source is Towers Data Systems.

++The Consumer Price Index is a statistical measure of change, over     time, in
the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

PORTFOLIO STATISTICS

KEMPER PENNSYLVANIA TAX-FREE INCOME FUND

           PORTFOLIO COMPOSITION*           ON 8/31/96                 ON 8/31/95
REVENUE BONDS                                    68%                        81%
---------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS                         28                         17
---------------------------------------------------------------------------------
CASH AND EQUIVALENTS                              4                          2
---------------------------------------------------------------------------------
                                                100%                       100%

                                 [PIE CHARTS]

                  QUALITY                   ON 8/31/96                 ON 8/31/95
AAA                                              75%                        78%
---------------------------------------------------------------------------------
AA                                                9                          2
---------------------------------------------------------------------------------
A                                                --                          6
---------------------------------------------------------------------------------
BBB                                              13                          7
---------------------------------------------------------------------------------
NOT RATED                                         3                          7
---------------------------------------------------------------------------------
                                                100%                       100%

                                 [PIE CHARTS]

           YEARS TO MATURITY            ON 8/31/96                   ON 8/31/95
1-10 YEARS                                    1%                           3%
---------------------------------------------------------------------------------
11-20 YEARS                                  82                           70
---------------------------------------------------------------------------------
+ 21 YEARS                                   17                           27
---------------------------------------------------------------------------------
                                            100%                         100%

                                 [PIE CHARTS]

           AVERAGE MATURITY             ON 8/31/96                   ON 8/31/95
                                        14.9 YEARS                   23.7 YEARS
---------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

PENNSYLVANIA TAX-FREE INCOME FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996
(DOLLARS IN THOUSANDS)

                     ISSUER                                                                   PRINCIPAL
                                                                                               AMOUNT     VALUE
MUNICIPAL         Commonwealth of Pennsylvania, Gen. Oblg., 5.00%, 2007                        $  125    $  122
OBLIGATIONS       ---------------------------------------------------------------------------------------------
                  Convention Center Auth., Rev., 6.75%, 2019                                       55        58
                  ---------------------------------------------------------------------------------------------
                  Higher Educational Facilities Auth.:
                    Allegheny General Hospital, Rev., 7.00%, 2011                                 100       109
                    Philadelphia College of Textiles & Science, Rev., 6.70%, 2014                  70        71
                    University of Pennsylvania, Rev., 5.55%, 2009                                  50        50
                  ---------------------------------------------------------------------------------------------
                  Housing Finance Agcy., Rev., 6.30%, 2015                                        200       202
                  ---------------------------------------------------------------------------------------------
                  Industrial Dev. Auth., Economic Dev., Rev., 6.00% and 5.50%, 2012 and 2014      210       207
                  ---------------------------------------------------------------------------------------------
                  Intergovernmental Cooperation Auth., Rev., 5.50%, 2011                          100        98
                  ---------------------------------------------------------------------------------------------
                  Public School Building Auth., Rev., 5.50%, 2016                                 100        96
                  ---------------------------------------------------------------------------------------------
                  Turnpike Commission, Rev., 6.25%, 2011                                           10        10
                  ---------------------------------------------------------------------------------------------
                  Allegheny County Higher Education Building Auth., Duquesne University
                    Proj., Rev., 6.50%, 2011                                                      205       227
                  ---------------------------------------------------------------------------------------------
                  Bangor Area School District, Gen. Oblg., 5.375%, 2015                            40        38
                  ---------------------------------------------------------------------------------------------
                  Bensalem Township, Gen. Oblg., 5.75%, 2011                                      100       101
                  ---------------------------------------------------------------------------------------------
                  Bethlehem Area School District, Gen. Oblg., 6.00%, 2016                         200       203
                  ---------------------------------------------------------------------------------------------
                  Boyertown School District, Gen. Oblg., 5.25%, 2012                               35        34
                  ---------------------------------------------------------------------------------------------
                  Bradford Area School District, Gen. Oblg., 5.80%, 2019                          100        98
                  ---------------------------------------------------------------------------------------------
                  Cambria County, Gen. Oblg., 5.875%, 2008                                         15        16
                  ---------------------------------------------------------------------------------------------
                  Central Bucks School District, Gen. Oblg., 5.40%, 2014                           20        19
                  ---------------------------------------------------------------------------------------------
                  Delaware County, Gen. Oblg., 5.80%, 2016                                        125       125
                  ---------------------------------------------------------------------------------------------
                  Exeter Township, Berks County Auth., Rev., 6.20%, 2022                           75        77
                  ---------------------------------------------------------------------------------------------
                  Fleetwood Area School Auth., Rev., 5.65%, 2011                                  200       200
                  ---------------------------------------------------------------------------------------------
                  Hollidaysburg Area School District, Gen. Oblg., zero coupon, 2016               300        91
                  ---------------------------------------------------------------------------------------------
                  Lackawanna County, Gen. Oblg., 6.00%, 2011                                       15        16
                  ---------------------------------------------------------------------------------------------
                  Lehigh County General Purpose Auth., Lehigh Valley Hospital, Inc., Rev.,
                    5.625% and 5.875%, 2015                                                       185       182
                  ---------------------------------------------------------------------------------------------
                  McKean County Hospital Auth., Bradford Hospital Proj., Rev., 5.375% and
                    6.10%, 2003 and 2020                                                          115       108
                  ---------------------------------------------------------------------------------------------
                  McKeesport Area School District, Gen. Oblg., 5.75% and zero coupon, 2012
                    and 2014                                                                      200       135
                  ---------------------------------------------------------------------------------------------
                  Monroeville Hospital Auth., Forbes Health System, Rev., 6.25%, 2015             125       123
                  ---------------------------------------------------------------------------------------------
                  North Fayette County Municipal Auth., Rev., zero coupon, 2013                   100        37
                  ---------------------------------------------------------------------------------------------
                  Parkland School District, Gen. Oblg., 5.40%, 2008                               100       100
                  ---------------------------------------------------------------------------------------------
                  Philadelphia:
                    Airport System, Rev., 5.75%, 2008                                             200       202
                    Gas Works Rev., 6.375%, 2014                                                   90        92
                    Hospitals and Higher Education Facilities Auth., Nazareth
                      Hospital/Franciscan Health System Proj., Rev., 5.00%, 2010                  200       185
                    School District, Gen. Oblg., 6.25%, 2009                                      100       108
                    Water and Wastewater Rev., 6.25%, 2012                                         50        54
                  ---------------------------------------------------------------------------------------------
                  Suburban Lancaster Sewer Auth., Rev., 5.80%, 2010                               100       101
                  ---------------------------------------------------------------------------------------------
                  Upper Merion Area School District, Gen. Oblg., 5.50%, 2016                       20        19
                  ---------------------------------------------------------------------------------------------
                  West Chester Area Municipal Auth., Rev., 5.45%, 2012                             20        20
                  ---------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                                   PRINCIPAL
                                                                                               AMOUNT     VALUE
                  Westmoreland County Industrial Dev. Auth., Westmoreland Health System
                    Proj., Rev., 6.00%, 2011                                                   $   15    $   15
                  ---------------------------------------------------------------------------------------------
                  York County Industrial Dev. Auth., Public Service Electric and Gas
                    Company, Peach Bottom Proj., Rev., 6.45%, 2019                                 20        21
                  ---------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth:
                    Facilities Financing Auth., Mennonite Gen. Hospital Proj., Rev., 6.50%,
                      2018                                                                        100        99
                    Gen. Oblg., 5.50%, 2009                                                        15        15
                    Highway and Transportation Auth., Rev., 6.25%, 2016                           115       123
                    Ports Auth., American Airlines, Inc. Proj., Rev., 6.25%, 2026                  40        40
                    University of Puerto Rico, Rev., 5.50%, 2015                                  100        97
                  ------------------------------------------------------------------------------------------------
                  Virgin Islands Public Finance Auth., Rev., 7.25%, 2018                          100       106
                  ------------------------------------------------------------------------------------------------
                  TOTAL MUNICIPAL OBLIGATIONS--95.6%
                  (Cost: $4,215)                                                                          4,250
                  ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                  MONEY MARKET INSTRUMENT--2.2%
                  Yield--3.95%
                  Due--September 1996
                  (Cost: $100)                                                                    100       100
                  ------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS--97.8%
                  (Cost: $4,315)                                                                          4,350
                  ------------------------------------------------------------------------------------------------
                  CASH AND OTHER ASSETS, LESS LIABILITIES--2.2%                                              99
                  ------------------------------------------------------------------------------------------------
                  NET ASSETS--100%                                                                       $4,449
                  ------------------------------------------------------------------------------------------------

NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $4,315,000 for federal income tax purposes at August 31, 1996, the gross unrealized appreciation was $54,000, the gross unrealized depreciation was $19,000 and the net unrealized appreciation on investments was $35,000.

See accompanying Notes to Portfolios of Investments

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER STATE TAX-FREE INCOME SERIES

  We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Kemper Florida Tax-Free Income Fund, Kemper New Jersey Tax-Free Income Fund, Kemper New York Tax-Free Income Fund, and Kemper Pennsylvania Tax-Free Income Fund, four of the eight investment portfolios comprising Kemper State Tax-Free Income Series (the Trust), as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for the New Jersey Fund and the Pennsylvania Fund which are for the period from March 15, 1995 (initial public offering) to August 31, 1995 and the year ended August 31, 1996, and financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of Kemper State Tax-Free Income Series at August 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          October 16, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996
(in thousands)

                                                      FLORIDA     NEW JERSEY    NEW YORK    PENNSYLVANIA
  ASSETS
Investments, at value (Cost: $102,088, $3,867,
$288,879 and $4,315, respectively)                    $106,082         3,916    299,106            4,350
--------------------------------------------------------------------------------------------------------
Cash                                                       337            73        188               59
--------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                          69           108         37               86
--------------------------------------------------------------------------------------------------------
  Investments sold                                         127             3         68                3
--------------------------------------------------------------------------------------------------------
  Interest                                               1,851            46      4,273               70
--------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                       108,466         4,146    303,672            4,568
--------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Dividends                                                108             3        316                3
--------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                     136            --        681                8
--------------------------------------------------------------------------------------------------------
  Investments purchased                                     --           152         --               99
--------------------------------------------------------------------------------------------------------
  Management fee                                            51             2        135                2
--------------------------------------------------------------------------------------------------------
  Administrative services fee                               16             1         44                1
--------------------------------------------------------------------------------------------------------
  Distribution services fee                                  2             1          5                1
--------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                  48             5        145                5
--------------------------------------------------------------------------------------------------------
    Total liabilities                                      361           164      1,326              119
--------------------------------------------------------------------------------------------------------
NET ASSETS                                            $108,105         3,982    302,346            4,449
--------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                       $104,060         3,922    293,460            4,446
--------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments         51            11     (1,341)             (32)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments               3,994            49     10,227               35
--------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING           $108,105         3,982    302,346            4,449
--------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net assets applicable to shares outstanding         $105,028         1,566    294,121            2,188
--------------------------------------------------------------------------------------------------------
  Shares outstanding                                    10,288           159     27,591              220
--------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                     $10.21          9.85      10.66             9.95
--------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or
  4.50% of offering price)                              $10.69         10.31      11.16            10.42
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding         $  2,752         2,395      7,007            1,731
--------------------------------------------------------------------------------------------------------
  Shares outstanding                                       270           243        657              174
--------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per
  share (net assets / shares outstanding)               $10.19          9.88      10.66             9.95
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding         $    325            21      1,218              530
--------------------------------------------------------------------------------------------------------
  Shares outstanding                                        32             2        114               53
--------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per
  share (net assets / shares outstanding)               $10.20          9.88      10.65             9.95
--------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended August 31, 1996
(in thousands)

                                                  FLORIDA       NEW JERSEY       NEW YORK       PENNSYLVANIA
  NET INVESTMENT INCOME
Interest income                                    $6,822              243         18,868                212
------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                      642               25          1,717                 21
------------------------------------------------------------------------------------------------------------
  Administrative services fee                         196               11            510                  9
------------------------------------------------------------------------------------------------------------
  Distribution services fee                            22               17             47                 15
------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related
  expenses                                             80                6            232                  6
------------------------------------------------------------------------------------------------------------
  Professional fees                                    20               12             66                  5
------------------------------------------------------------------------------------------------------------
  Reports to shareholders                              22                1             63                  1
------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                             19               11             36                 12
------------------------------------------------------------------------------------------------------------
    Total expenses before expense waiver            1,001               83          2,671                 69
------------------------------------------------------------------------------------------------------------
Less expenses waived and absorbed by investment
  manager                                              --               14             --                 13
------------------------------------------------------------------------------------------------------------
    Total expenses after expense waiver             1,001               69          2,671                 56
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                               5,821              174         16,197                156
------------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
 Net realized gain (loss) on sales of
 investments (including options purchased)            485                2          2,652                (39)
------------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions         538               20            159                 10
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                            1,023               22          2,811                (29)
------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation on
  investments                                        (198)              (5)        (2,528)                 2
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        825               17            283                (27)
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                         $6,646              191         16,480                129
------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
(in thousands)

                                                            FLORIDA                        NEW JERSEY
                                                   -------------------------         ----------------------
                                                     YEAR ENDED AUGUST 31,           YEAR ENDED AUGUST 31,
                                                     1996             1995           1996           1995(A)
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
 Net investment income                                $5,821           6,362           174              69
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                             1,023           1,143            22             (11)
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                 (198)          2,452            (5)             54
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                             6,646           9,957           191             112
----------------------------------------------------------------------------------------------------------------
  Distribution from net investment income             (5,821)         (6,362)         (174)            (69)
----------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain on
  investments                                         (1,557)         (1,659)           --              --
----------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                       (7,378)         (8,021)         (174)            (69)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share
transactions                                          (8,455)         (9,365)         (344)          3,933
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (9,187)         (7,429)         (327)          3,976
----------------------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                  117,292         124,721         4,309             333
----------------------------------------------------------------------------------------------------------------
END OF PERIOD                                       $108,105         117,292         3,982           4,309
----------------------------------------------------------------------------------------------------------------

                                                           NEW YORK                       PENNSYLVANIA
                                                   -------------------------         ----------------------
                                                     YEAR ENDED AUGUST 31,           YEAR ENDED AUGUST 31,
                                                     1996             1995           1996           1995(A)
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
 Net investment income                               $16,197          17,467           156              30
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                             2,811           3,780           (29)             (3)
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation               (2,528)          1,061             2              33
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                            16,480          22,308           129              60
----------------------------------------------------------------------------------------------------------------
  Distribution from net investment income            (16,197)        (17,467)         (156)            (30)
----------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain on
  investments                                         (4,194)         (3,769)           --              --
----------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                      (20,391)        (21,236)         (156)            (30)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share
transactions                                         (13,220)        (24,434)        2,358           1,755
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (17,131)        (23,362)        2,331           1,785
------------------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                  319,477         342,839         2,118             333
----------------------------------------------------------------------------------------------------------------
END OF PERIOD                                       $302,346         319,477         4,449           2,118
------------------------------------------------------------------------------------------------------------

(a) For the period from March 15, 1995 (commencement of operations) to August 31, 1995.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUNDS Kemper Florida Tax-Free Income Fund, Kemper New Jersey Tax-Free Income Fund, Kemper New York Tax-Free Income Fund and Kemper Pennsylvania Tax-Free Income Fund (collectively the Funds) are four of eight investment portfolios comprising the Kemper State Tax-Free Income Series (the Trust). The remaining portfolios are Kemper California, Kemper Michigan, Kemper Ohio and Kemper Texas Tax-Free Income Funds. The Trust is an open-end management investment company organized as a business trust under the laws of Massachusetts.

                             Each Fund offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. Each share of a Fund represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used.
                             Over-the-counter traded fixed income options are valued based upon prices provided by market makers.
                             Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated among the Funds in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales

NOTES TO FINANCIAL STATEMENTS

                             charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. Each Fund declares and records a daily dividend equal to its net investment income for that day, to holders of shares for which payment has been received. Income dividends are distributed monthly. Net realized capital gains, if any, will be distributed at least annually. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Trust has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and each Fund pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion.

                             The Florida and New York Funds paid a management fee of $642,000, and $1,717,000, respectively, for the year ended August 31, 1996.

                             ZKI waived the management fees of the New Jersey and Pennsylvania Funds from their inception, March 15, 1995, through September 15, 1995. Thereafter, the management fees were gradually reinstated. For the year ended August 31, 1996, the New Jersey and Pennsylvania Funds paid management fees of $11,000 and $8,000, respectively, after the waiver.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Trust has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the year ended August 31, 1996 are as follows:

                                                                                         COMMISSIONS
                                                                                       ALLOWED BY KDI
                                                             COMMISSIONS       -------------------------------
                                                           RETAINED BY KDI     TO ALL FIRMS      TO AFFILIATES
                                                           ---------------     ------------      -------------
                             Florida                           $21,000             81,000             3,000
                             New Jersey                          2,000             12,000                --
                             New York                           45,000            248,000            14,000
                             Pennsylvania                        1,000             10,000                --

                             For services under the distribution services agreement, each Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Fund. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C

NOTES TO FINANCIAL STATEMENTS

                             shares. Distribution fees and commissions paid in connection with the sale of each Fund's Class B and Class C shares and the CDSC received in connection with the redemption of such shares for the year ended August 31, 1996 are as follows:

                                                                                        COMMISSIONS AND
                                                                                       DISTRIBUTION FEES
                                                               DISTRIBUTION               PAID BY KDI
                                                               FEES AND CDSC     -----------------------------
                                                              RECEIVED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                              ---------------    ------------    -------------
                             Florida                              $27,000            39,000              --
                             New Jersey                            34,000            42,000              --
                             New York                              67,000           152,000          69,000
                             Pennsylvania                          17,000            32,000          11,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, each Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various arrangements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees (ASF) paid for the year ended August 31, 1996 are as follows:

                                                                ASF                 ASF PAID BY KDI
                                                            PAID BY THE   -----------------------------------
                                                            FUND TO KDI   TO ALL FIRMS      TO AFFILIATES
                                                            -----------   ------------   --------------------
                             Florida                         $ 196,000       194,000              8,000
                             New Jersey                         11,000        10,000                 --
                             New York                          510,000       510,000             28,000
                             Pennsylvania                        9,000         9,000              1,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Trust. Under the agreement, for the year ended August 31, 1996, KSvC received shareholder services fees as follows:

                                                                              SHAREHOLDER SERVICES FEES
                                                                                  REMITTED TO KSVC
                                                                              -------------------------
                             Florida                                                  $  49,000
                             New Jersey                                                   2,000
                             New York                                                   160,000
                             Pennsylvania                                                 2,000

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of ZKI. For the year ended August 31, 1996, the Funds made no payments to its officers and incurred trustees' fees aggregating $15,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended August 31, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                                                   FLORIDA     NEW JERSEY    NEW YORK    PENNSYLVANIA
                                                   --------    ----------    --------    ------------
                             Purchases             $132,683       5,325      321,319         8,090
                             Proceeds from sales    142,846       5,844      339,993         5,873

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the Funds (in thousands):

                                                                      YEAR ENDED AUGUST 31,
                                                              1996                               1995
                                                      ---------------------           --------------------------
                                     FLORIDA          SHARES        AMOUNT            SHARES          AMOUNT
                              SHARES SOLD
                              Class A                    876       $  9,149            1,835       $ 17,931
                             -----------------------------------------------------------------------------------
                              Class B                    345          3,629              219          2,167
                             -----------------------------------------------------------------------------------
                              Class C                     38            398                2             22
                             -----------------------------------------------------------------------------------
                              SHARES ISSUED IN
                               REINVESTMENT
                                OF DIVIDENDS
                              Class A                    380          3,948              455          4,487
                             -----------------------------------------------------------------------------------
                              Class B                      7             73                5             45
                             -----------------------------------------------------------------------------------
                              Class C                      1              4               --             --
                             -----------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                 (2,195)       (22,721)          (3,318)       (32,857)
                             -----------------------------------------------------------------------------------
                              Class B                   (270)        (2,825)            (115)        (1,160)
                             -----------------------------------------------------------------------------------
                              Class C                    (11)          (110)              --             --
                             -----------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                      1             12                6             64
                             -----------------------------------------------------------------------------------
                              Class B                     (1)           (12)              (6)           (64)
                             -----------------------------------------------------------------------------------
                              NET DECREASE
                              FROM CAPITAL
                              SHARE TRANSACTIONS                   $ (8,455)                       $ (9,365)
                             -----------------------------------------------------------------------------------

                                                           YEAR ENDED                     MARCH 15, 1995 TO
                                                         AUGUST 31, 1996                   AUGUST 31, 1995
                                                      ---------------------           --------------------------
                                    NEW JERSEY        SHARES        AMOUNT            SHARES          AMOUNT
                              SHARES SOLD
                              Class A                     76       $    766              254       $  2,458
                             -----------------------------------------------------------------------------------
                              Class B                    127          1,271              174          1,685
                             -----------------------------------------------------------------------------------
                              Class C                      2             21                2             16
                             -----------------------------------------------------------------------------------
                              SHARES ISSUED IN
                               REINVESTMENT OF
                                DIVIDENDS
                              Class A                      5             47                2             16
                             -----------------------------------------------------------------------------------
                              Class B                      5             52                2             17
                             -----------------------------------------------------------------------------------
                              Class C                     --              3                1              2
                             -----------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                   (164)        (1,625)             (25)          (246)
                             -----------------------------------------------------------------------------------
                              Class B                    (75)          (743)              (1)           (15)
                             -----------------------------------------------------------------------------------
                              Class C                    (14)          (136)              --             --
                             -----------------------------------------------------------------------------------
                              NET INCREASE
                              (DECREASE)
                              FROM CAPITAL
                              SHARE TRANSACTIONS                   $   (344)                       $  3,933
                             -----------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                               YEAR ENDED AUGUST 31,
                                                                       1996                               1995
                                                               ---------------------           ----------------------
                                              NEW YORK         SHARES        AMOUNT            SHARES          AMOUNT
                                       SHARES SOLD
                                       Class A                  1,200       $ 13,047            1,686       $ 17,802
                                      -------------------------------------------------------------------------------
                                       Class B                    391          4,260              278          2,974
                                      -------------------------------------------------------------------------------
                                       Class C                     90            978               38            410
                                      -------------------------------------------------------------------------------
                                       SHARES ISSUED IN
                                        REINVESTMENT OF
                                         DIVIDENDS
                                       Class A                  1,202         13,096            1,340         13,940
                                      -------------------------------------------------------------------------------
                                       Class B                     19            210                9             92
                                      -------------------------------------------------------------------------------
                                       Class C                      4             42                1              6
                                      -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       Class A                 (4,027)       (43,719)          (5,633)       (58,773)
                                      -------------------------------------------------------------------------------
                                       Class B                    (83)          (893)             (80)          (851)
                                      -------------------------------------------------------------------------------
                                       Class C                    (22)          (241)              (3)           (34)
                                      -------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       Class A                      7             73               15            164
                                      -------------------------------------------------------------------------------
                                       Class B                     (7)           (73)             (15)          (164)
                                      -------------------------------------------------------------------------------
                                       NET DECREASE
                                       FROM CAPITAL
                                       SHARE TRANSACTIONS                   $(13,220)                       $(24,434)
                                      -------------------------------------------------------------------------------

                                                                    YEAR ENDED                     MARCH 15, 1995 TO
                                                                  AUGUST 31, 1996                   AUGUST 31, 1995
                                                               ---------------------           ----------------------
                                            PENNSYLVANIA       SHARES        AMOUNT            SHARES          AMOUNT
                                       SHARES SOLD
                                       Class A                    154       $  1,568               94       $    918
                                      -------------------------------------------------------------------------------
                                       Class B                    100          1,009               94            916
                                      -------------------------------------------------------------------------------
                                       Class C                     52            520                1             15
                                      -------------------------------------------------------------------------------
                                       SHARES ISSUED IN
                                        REINVESTMENT OF
                                         DIVIDENDS
                                       Class A                      5             53                1              9
                                      -------------------------------------------------------------------------------
                                       Class B                      3             34                1              9
                                      -------------------------------------------------------------------------------
                                       Class C                      2             17               --             --
                                      -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       Class A                    (39)          (386)              (7)           (75)
                                      -------------------------------------------------------------------------------
                                       Class B                    (32)          (322)              (4)           (37)
                                      -------------------------------------------------------------------------------
                                       Class C                    (14)          (135)              --             --
                                      -------------------------------------------------------------------------------
                                       NET INCREASE
                                       FROM CAPITAL
                                       SHARE TRANSACTIONS                   $  2,358                        $  1,755
                                      -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The Funds have entered into exchange traded futures
                             contracts on U.S. Treasury securities in order to help protect themselves from anticipated market conditions and, as such, bear the risk that arises from entering into these contracts.

                             At the time a Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At August 31, 1996, the market values of assets pledged by the Funds to cover margin requirements for open futures positions were $391,000, $15,000, $617,000 and
                             $13,000 for the Florida, New Jersey, New York and Pennsylvania Funds, respectively. The Funds also had liquid securities in their portfolios in excess of the face amount of the following short Treasury Bond futures open at August 31, 1996. The contracts expire in December, 1996.

                                                              GAIN AT
                                 FUND         FACE AMOUNT     8/31/96
                             -----------------------------------------
                             Florida          $16,224,000     $207,000
                             -----------------------------------------
                             New Jersey           432,000        5,000
                             -----------------------------------------
                             New York           8,763,000      114,000
                             -----------------------------------------
                             Pennsylvania         325,000        5,000
                             -----------------------------------------

FINANCIAL HIGHLIGHTS


                                                                       CLASS A
                                                                YEAR ENDED AUGUST 31,
                                                                ---------------------
                       FLORIDA                       1996      1995      1994      1993      1992
                                                     ----      ----      ----      ----      ----
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $10.27     10.11     10.98     10.22      9.69
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .52       .53       .52       .58       .64
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .08       .30      (.52)      .81       .53
-------------------------------------------------------------------------------------------------------
Total from investment operations                       .60       .83        --      1.39      1.17
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .52       .53       .52       .58       .64
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .14       .14       .35       .05        --
-------------------------------------------------------------------------------------------------------
Total dividends                                        .66       .67       .87       .63       .64
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $10.21     10.27     10.11     10.98     10.22
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          5.83%     8.62      (.11)    13.96     12.51
 RATIOS TO AVERAGE NET ASSETS (A)
Expenses                                               .84%      .80       .79       .63       .25
-------------------------------------------------------------------------------------------------------
Net investment income                                 5.00      5.30      5.04      5.48      6.25
-------------------------------------------------------------------------------------------------------

                                                          CLASS B                                  CLASS C
                                                                       MAY 31,                             MAY 31,
                                                 YEAR ENDED            1994 TO          YEAR ENDED         1994 TO
                                                 AUGUST 31,           AUGUST 31,        AUGUST 31,        AUGUST 31,
                                             -----------------        ----------     ----------------     ----------
                                             1996         1995           1994        1996        1995        1994
                                             ----         ----           ----        ----        ----        ----
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $10.26          10.10          10.13     10.26      10.10          10.13
--------------------------------------------------------------------------------     ------------------------------------
Income from investment operations:
  Net investment income                        .43            .44            .11       .43        .45            .11
--------------------------------------------------------------------------------     ------------------------------------
  Net realized and unrealized gain (loss)      .07            .30           (.03)      .08        .30           (.03)
--------------------------------------------------------------------------------     ------------------------------------
Total from investment operations               .50            .74            .08       .51        .75            .08
--------------------------------------------------------------------------------     ------------------------------------
Less dividends:
  Distribution from net investment income      .43            .44            .11       .43        .45            .11
--------------------------------------------------------------------------------     ------------------------------------
  Distribution from net realized gain          .14            .14             --       .14        .14             --
--------------------------------------------------------------------------------     ------------------------------------
Total dividends                                .57            .58            .11       .57        .59            .11
--------------------------------------------------------------------------------     ------------------------------------
Net asset value, end of period              $10.19          10.26          10.10     10.20      10.26          10.10
--------------------------------------------------------------------------------     ------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 4.84%          7.67            .74      4.97%      7.84            .75
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                      1.68%          1.65           1.70      1.64       1.52           1.54
--------------------------------------------------------------------------------     ------------------------------------
Net investment income                         4.16           4.45           4.28      4.20       4.58           4.52
-------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                                        YEAR ENDED AUGUST 31,
                                                                        ---------------------
                                                         1996          1995        1994        1993        1992
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)                 $108,105     117,292     124,721     129,702     109,226
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       119%         96          53          35          20
----------------------------------------------------------------------------------------------------------------------

NOTE FOR FLORIDA FUND:

(a) Certain expenses of the Florida Fund were waived or absorbed by ZKI during the two years ended August 31, 1992 and 1993. If no waiver had been in place during these years, the expense ratios would have increased by .42% and .01% of average net assets, respectively, with a corresponding decrease in the net investment income ratios during these periods.

FINANCIAL HIGHLIGHTS

                                                CLASS A                       CLASS B                         CLASS C
                                       ------------------------      ------------------------      ------------------------
                                                      MARCH 15,                     MARCH 15,                     MARCH 15,
                                       YEAR ENDED      1995 TO       YEAR ENDED      1995 TO       YEAR ENDED      1995 TO
                                       AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
               NEW JERSEY                 1996           1995           1996           1995           1996           1995
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $9.75           9.50           9.77           9.50           9.77           9.50
----------------------------------------------------------------     -------------------------     ------------------------------
Income from investment operations:
  Net investment income                    .43            .22            .36            .18            .36            .18
----------------------------------------------------------------     -------------------------     ------------------------------
  Net realized and unrealized gain         .10            .25            .11            .27            .11            .27
----------------------------------------------------------------     -------------------------     ------------------------------
Total from investment operations           .53            .47            .47            .45            .47            .45
----------------------------------------------------------------     -------------------------     ------------------------------
Less distribution from net investment
income                                     .43            .22            .36            .18            .36            .18
----------------------------------------------------------------     -------------------------     ------------------------------
Net asset value, end of period           $9.85           9.75           9.88           9.77           9.88           9.77
----------------------------------------------------------------      ----------------------       ---------------------------
TOTAL RETURN (NOT ANNUALIZED)             5.50%          4.89           4.80           4.69           4.89           4.75
 RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(B)
Expenses absorbed by the Fund             1.13%           .39           2.00           1.18           1.70           1.18
----------------------------------------------------------------     -------------------------     ------------------------------
Net investment income                     4.41           4.99           3.54           4.20           3.84           4.20
 OTHER RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED)(B)
Expenses                                  1.45%           .94           2.32           1.73           2.02           1.73
----------------------------------------------------------------     -------------------------     ------------------------------
Net investment income                     4.09           4.44           3.22           3.65           3.52           3.65
----------------------------------------------------------------     -------------------------     ------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                                                         YEAR           MARCH 15,
                                                                                        ENDED            1995 TO
                                                                                      AUGUST 31,       AUGUST 31,
                                                                                         1996             1995
                                                                                      ----------       ----------
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                              $3,982           4,309
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                      128%              68
--------------------------------------------------------------------------------------------------------------------

NOTE FOR NEW JERSEY FUND:

(b) ZKI agreed to waive the management fee of the New Jersey Fund from its inception, March 15, 1995, through September 15, 1995. Thereafter, the management fee was gradually reinstated. "Other ratios to average net assets" are computed without the undertaking to waive the management fee.

FINANCIAL HIGHLIGHTS


                                                                       CLASS A
                                                                YEAR ENDED AUGUST 31,
                                                     --------------------------------------------------
                      NEW YORK                       1996      1995      1994      1993      1992
                                                     ----      ----      ----      ----      ----
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $10.80     10.73     11.59     10.97     10.41
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .56       .58       .58       .63       .65
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               --       .20      (.60)      .72       .56
-------------------------------------------------------------------------------------------------------
Total from investment operations                       .56       .78      (.02)     1.35      1.21
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .56       .58       .58       .63       .65
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .14       .13       .26       .10        --
-------------------------------------------------------------------------------------------------------
Total dividends                                        .70       .71       .84       .73       .65
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $10.66     10.80     10.73     11.59     10.97
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          5.26%     7.62      (.19)    12.82     12.07
 RATIOS TO AVERAGE NET ASSETS
Expenses                                               .83%      .81       .76       .67       .66
-------------------------------------------------------------------------------------------------------
Net investment income                                 5.15      5.47      5.29      5.69      6.12
-------------------------------------------------------------------------------------------------------

                                                         CLASS B                                        CLASS C
                                          ---------------------------------------       ------------------------------------------
                                                                        MAY 31,                                     MAY 31,
                                                YEAR ENDED              1994 TO             YEAR ENDED              1994 TO
                                                AUGUST 31,             AUGUST 31,           AUGUST 31,             AUGUST 31,
                                            1996           1995           1994          1996           1995           1994
                                            ----           ----           ----          ----           ----           ----
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $10.80          10.73          10.77           10.79          10.73          10.77
---------------------------------------------------------------------------------    ---------------------------------------------
Income from investment operations:
  Net investment income                       .47            .48            .12             .47            .48            .12
---------------------------------------------------------------------------------    ---------------------------------------------
  Net realized and unrealized gain (loss)      --            .20           (.04)             --            .19           (.04)
---------------------------------------------------------------------------------    ---------------------------------------------
Total from investment operations              .47            .68            .08             .47            .67            .08
---------------------------------------------------------------------------------    ---------------------------------------------
Less dividends:
  Distribution from net investment income     .47            .48            .12             .47            .48            .12
---------------------------------------------------------------------------------    ---------------------------------------------
  Distribution from net realized gain         .14            .13             --             .14            .13             --
---------------------------------------------------------------------------------    ---------------------------------------------
Total dividends                               .61            .61            .12             .61            .61            .12
---------------------------------------------------------------------------------    ---------------------------------------------
Net asset value, end of period             $10.66          10.80          10.73           10.65          10.79          10.73
---------------------------------------------------------------------------------    ---------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                4.36%          6.69            .75            4.38           6.64            .70
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                     1.69%          1.67           1.68            1.67           1.62           1.63
---------------------------------------------------------------------------------    ---------------------------------------------
Net investment income                        4.29           4.61           4.36            4.31           4.66           4.68
----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                                      YEAR ENDED AUGUST 31,
                                                       1996        1995        1994        1993        1992
------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)             $302,346     319,477     342,839     354,461     290,464
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   104%        112          43          36          16
------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       CLASS A                       CLASS B                       CLASS C
                                             -------------------------     -------------------------      -------------------------
                                                 YEAR        MARCH 15,         YEAR        MARCH 15,         YEAR        MARCH 15,
                                                ENDED         1995 TO         ENDED         1995 TO         ENDED         1995 TO
                                              AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                 PENNSYLVANIA                    1996           1995           1996           1995           1996           1995
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $9.81           9.50           9.80           9.50           9.81           9.50
-----------------------------------------------------------------------     -------------------------     -------------------------
Income from investment operations:
  Net investment income                              .44            .22            .37            .18            .37            .19
-----------------------------------------------------------------------     -------------------------     -------------------------
  Net realized and unrealized gain                   .14            .31            .15            .30            .14            .31
-----------------------------------------------------------------------     -------------------------     -------------------------
Total from investment operations                     .58            .53            .52            .48            .51            .50
-----------------------------------------------------------------------     -------------------------     -------------------------
Less distribution from net investment income         .44            .22            .37            .18            .37            .19
-----------------------------------------------------------------------     -------------------------     -------------------------
Net asset value, end of period                     $9.95           9.81           9.95           9.80           9.95           9.81
-----------------------------------------------------------------------     -------------------------      ------------------------
TOTAL RETURN (NOT ANNUALIZED)                       6.01%          5.54           5.29           5.05           5.19           5.18
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (C)
Expenses absorbed by the Fund                       1.06%           .46           1.83           1.24           1.80           1.21
-----------------------------------------------------------------------     -------------------------     -------------------------
Net investment income                               4.33           4.93           3.56           4.15           3.59           4.18
-----------------------------------------------------------------------     -------------------------     -------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (C)
Expenses                                            1.39%          1.01           2.16           1.79           2.13           1.76
-----------------------------------------------------------------------     -------------------------     -------------------------
Net investment income                               4.00           4.38           3.23           3.60           3.26           3.63
-----------------------------------------------------------------------     -------------------------     -------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES


                                                                                         YEAR         MARCH 15,
                                                                                        ENDED          1995 TO
                                                                                      AUGUST 31,      AUGUST 31,
                                                                                         1996            1995
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                                 $4,449          2,118
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                          158%            85
---------------------------------------------------------------------------------------------------------------------

NOTE FOR PENNSYLVANIA FUND:

(c) ZKI agreed to waive the management fee of the Pennsylvania Fund from its inception, March 15, 1995, through September 15, 1995. Thereafter, the management fee was gradually reinstated. "Other ratios to average net assets" are computed without the undertaking to waive the management fees.

NOTE FOR ALL FUNDS:

Total return does not reflect the effect of sales charges.

FEDERAL TAX STATUS OF 1996 DIVIDENDS

All of the dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation. A short-term capital gain dividend is taxable as ordinary income, and a long-term capital gain dividend is taxable as a long-term capital gain regardless of how long you have owned your shares.

TRUSTEES & OFFICERS

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS

J. PATRICK BEIMFORD, JR.
Vice President

CHARLES R. MANZONI, JR.
Vice President

CHRISTOPHER J. MIER
Vice President

JOHN E. NEAL
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL
                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT
                           KEMPER SERVICE COMPANY
                           P.O. Box 419557
                           Kansas City, MO 64141
                           1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
                           INVESTORS FIDUCIARY TRUST COMPANY
                           127 West 10th Street
                           Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
                           ERNST & YOUNG LLP
                           233 South Wacker Drive
                           Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER
                           ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER
                           KEMPER DISTRIBUTORS, INC.
                           222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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